File No. 33-14604
File No. 811-04963

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. [ ]

Post-Effective Amendment No. 22 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 24

(Check appropriate box or boxes.)

THE BERWYN FUNDS

(Exact Name of Registrant as Specified in Charter)
1189 Lancaster Avenue, Berwyn, PA 19312

(Address of Principal Executive Office) (Zip Code)
Registrant s Telephone Number, including Area Code (610) 296-7222

Kevin M. Ryan, Secretary and Treasurer

The Berwyn Funds
1189 Lancaster Avenue, Berwyn, PA 19312

(Name and Address of Agent for Service)

Please send copies of all communications to:

Kevin M. Ryan

Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box):

_.. immediately upon filing pursuant to paragraph (b).

_...on May __, 2004 pursuant to paragraph (b)

..X.. 60 days after filing pursuant to paragraph (a)(1)

..... on (date) pursuant to paragraph (a)(1)

..... 75 days after filing pursuant to paragraph (a)(2)

..... on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

..... This post-effective amendment designates a new effective date for a previously filed post-effective amendment

THE BERWYN FUNDS

BERWYN FUND SERIES

BERWYN INCOME FUND SERIES

BERWYN CORNERSTONE FUND SERIES

PROSPECTUS

MAY 1, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page
Berwyn Fund Series
Risk/Return Summary
Performance
Fees and Expenses
Investment Objective, Principal Strategies and Related Risks
Management and Organization
Financial Highlights

Berwyn Income Fund Series
Risk/Return Summary
Performance
Fees and Expenses
Investment Objective, Principal Strategies and Related Risks
Management and Organization
Financial Highlights

Berwyn Cornerstone Fund Series
Risk/Return Summary
Performance
Fees and Expenses
Investment Objective, Principal Strategies and
Related Risks
Management and Organization
Financial Highlights

Shareholder Information

Distribution and Taxes

Distributor

BERWYN FUND SERIES

RISK/RETURN SUMMARY

Investment Objective of the Fund

Berwyn Fund (the Fund) seeks to achieve long-term capital appreciation; current income is a secondary consideration.

Principal Investment Strategies of the Fund

The Fund invests in common stocks and fixed income securities that offer a potential for capital appreciation. Under normal market conditions at least 80% of the value of the Fund's net assets will be invested in equity securities, such as common stocks. The principal strategy of the Fund is to achieve long term growth through investments in equities that the Fund's investment adviser (the Adviser) believes are undervalued. The Fund may also invest in investment grade and/or high yield bonds, as well as preferred stocks. Up to 20% of the value of the Fund's net assets may be invested in fixed income securities, including fixed income securities with convertible features.

Principal Risks of Investing in the Fund

  Although the Fund will strive to achieve its goal, there is no assurance that it will. Market, economic and business risks affect common stock prices and cause them to fluctuate over time. While common stocks have historically been a leading choice of long term investors, stock prices may decline over short or even extended periods. Therefore, the value of your investment in the Fund may decline and you may lose money.

  The Fund's investment approach may result in investments in securities that are not in favor with other investment advisers or brokers and in investments in securities of lesser-known companies. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting, and monitoring the Fund's investments. If the Adviser's conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.

  High yield bonds (junk bonds) entail greater risks than those found in higher rated bonds. High yield bonds are considered to be below investment grade based on significant risk of issuer default. High yield bonds and other fixed income securities are sensitive to interest rate changes. Generally, when interest rates rise, the prices of fixed income securities fall. The longer the maturity of fixed income securities, the greater is the price impact from interest rate changes. The value of the Fund's other investments may also vary with bond market conditions.

  Other risks of high yield bonds include price volatility, sensitivity to economic changes, limited liquidity and valuation difficulties.

  Lastly, the Fund is considered a "non-diversified" investment company under federal laws and regulations. This means that the Fund may invest a greater portion of its net assets in the shares of individual companies than a diversified fund could. Changes in the financial condition or market assessment of these companies may cause greater fluctuations in the share value of the Fund than in the share value of a diversified fund.

PERFORMANCE

The bar chart and table below can help in evaluating the potential risks of investing in the Fund. The bar chart shows changes in the yearly performance of the Fund (and its predecessor) over the last ten years. The table compares the average annual returns for the past one-year, five-year, and ten-year periods of the Fund, before and after taxes, with the average annual returns of the Russell 2000 for the same periods. Keep in mind that the Fund's past performance is not necessarily an indication of the Fund's future performance.

Note: Returns for BF are net of all expenses, advisory fees and commissions charges and include the reinvestment of BF's dividends (total returns).

BERWYN FUND ANNUAL RETURNS
PERCENT OF RETURN
60.00
50.00
40.00
30.00
20.00
10.00
0.00
-10.00
-20.00
-30.00
3.90
19.18
14.35
26.05
-18.90
-4.60
2.10
28.93
-6.88
50.01
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
Best Quarter: 4Q '03 +22.56
Worst Quarter: 3Q '98 -22.73

Average Annual Total Returns as of 12/31/03
	1 Year	5 Years	10 Years
Fund Returns Before Taxes	50.01%	11.90%	9.77%
Fund Returns After Taxes on Distributions 1	49.02%	11.06%	8.23%
Fund Returns After Taxes on Distributions and Sale of Fund Shares 1	41.15%	8.85%	6.58%
Russell 2000 Index 2	47.25%	7.13%	9.47%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (K) plans or individual retirement accounts.

2 The Russell 2000 Index is an unmanaged index of equity securities of small capitalization companies and does not include the actual costs of fund operations or management expenses. Returns for the Russell 2000 Index are returns before taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees a (Fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None
Redemption Fee b	1.00%
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.41%
Total Fund Operating Expenses	1.41%

a Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets so their effect is included in the share price. The Fund has no sales charges (loads) or Rule 12b-1 distribution fees.

b A redemption fee of 1.00% is assessed if shares are redeemed or exchanged in less than six months from the date of purchase.

EXAMPLE

This Example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Berwyn Fund	$144	$447	$772	$1,691

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES

AND RELATED RISKS

The Fund's investment objective is long-term capital appreciation; current income is a secondary consideration. The Fund is a non-diversified, open-end management investment company. Being non-diversified means that the Fund may invest a greater portion of its net assets in the shares of individual issuers.

The Adviser is a value manager. Finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to-earnings ratios, interest rates, stock market psychology and political factors. Over its history, the Adviser has, more often than not, found small-capitalization stocks to offer more value than large-capitalization stocks. Consequently, the performance of the Fund has been typified by the Russell 2000 composite stock index, an index of smaller capitalization stocks. At the present time the average weighted market capitalization for the companies in the Fund's portfolio is approximately $529 million, which is slightly greater than that of the Russell 2000.

The Fund invests in what it believes to be undervalued equity and fixed income securities that offer potential long-term capital appreciation. This approach can often result in selecting securities that are not being recommended by other investment advisers and/or brokerage firms. In addition, this approach can often result in the selection of securities of lesser-known companies. The Fund, however, invests only in securities listed on national securities exchanges or quoted on the over-the-counter market.

Even though the Fund is considered non-diversified, it has placed restrictions on its investment policy for purposes of diversification. Two particularly significant restrictions are: (1) with respect to 50% of the value of its total assets, the Fund will not, at the time of purchase, invest more than 5% of the value of its total assets, at market value, in the securities of any one issuer, except the securities of the U.S. government, and (2) with respect to the other 50% of the market value of its total assets, the Fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer. With these two restrictions, hypothetically, the Fund could hold a portfolio with investments in as few as 14 issuers. The Fund does not anticipate having a portfolio with as few as 14 issuers. The Adviser uses two basic guidelines in the management of investment portfolios: (1) the initial investment in any single issuer must comprise less than 5% of the total value of the assets in a portfolio, including the Fund, and (2) the initial investment in any one industry must comprise less than 20% of the total value of the assets in a portfolio, including the Fund. (The maximum that the Fund will invest in any industry will be 25% of the value of its total assets). Under normal market conditions, the Fund follows the 5% and 20% guidelines of the Adviser. The Fund will always adhere to this 25% limitation.

Common Stocks - Under normal market conditions, the Fund invests at least 80% of the value of its net assets in common stocks. The Fund selects common stock investments from three broad areas: (1) companies selling substantially below their book value; (2) companies selling at a low valuation to their present earnings level; and (3) companies judged by the Adviser to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the Adviser, at small premiums to their book value, or at modest valuations to their present earnings levels.

The Adviser believes that (i) its strategy of investing in undervalued common stock offers the potential for long-term capital appreciation above that of the leading stock market indices (i.e., Dow Jones Industrial Average, Standard & Poor 500 Index and Russell 2000), and (ii) use of the guidelines of the Adviser for portfolio management together with the investment restrictions previously described will lessen the risks in this investment approach.

Exchange Traded Funds - The Fund may invest in Exchange Traded Funds (ETFs). ETFs are open-end management investment companies that invest in portfolios of stocks and bonds that seek to replicate various indices and trade on exchanges in the same way as common stocks. The Fund will use ETFs primarily for strategic positioning purposes, that is, when it wishes to invest in certain markets or segments of markets, as represented by the particular ETFs, expediently and in a diversified (as to number of companies or securities) manner. The Fund may also use ETFs as temporary defensive investments. When the Fund invests in ETFs, the Fund will pay a management fee on the money invested in addition to the operating expenses of the Fund.

The Fund has signed a participation agreement with iShares Funds, which are ETFs sponsored by Barclay Global Investors. The agreement exempts the Fund's investment in iShares Funds from restrictions stated in the Investment Company Act of 1940 limiting investments of the Fund in open-end management investment companies. However, the Fund will not make new investments in iShares Funds that would cause their total value to exceed 10% of the Fund's net assets.

Fixed Income Securities - The fixed income securities in which the Fund invests are corporate bonds and preferred stocks. A corporate bond is an interest bearing debt security issued by a corporation. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem (call) a bond before maturity. A preferred stock is dividend paying stock that has a legal preference over common stocks in the payment of dividends.

Some of the fixed income securities in which the Fund invests may be convertible into common stocks. While the annual income paid on a fixed income security may be constant for the life of the instrument, its yield (income as a percent of current price) will reflect current interest rate levels. The price of a bond or preferred stock rises and falls so that its yield remains reflective of current market conditions. The prices of fixed income securities usually rise when interest rates fall and conversely fall when interest rates rise. If a fixed income security has a conversion feature, its price will generally rise if the price of the underlying common stock appreciates above the exchange rate. If the underlying common stock trades below the conversion price, the fixed income security will generally trade based upon current interest rate levels. If a bond or preferred stock is subject to call and is called before maturity, the Fund may have to reinvest the proceeds at lower market rates.

While the portfolio of the Fund emphasizes investments in equity securities, the Fund may invest up to 20% of the value of its net assets in fixed income securities (corporate bonds and preferred stocks). The Fund invests in fixed income securities when the Adviser believes that, based upon prevailing interest rates, fixed income securities offer the potential for long-term capital appreciation. The fixed income securities selected may include securities with any of the ratings listed by Standard & Poor's Ratings Group (S&P) and Moody's Investors Service, Inc. (Moody's), including securities with an S&P D rating, a Moody's C rating and unrated securities that are determined by the Adviser to be of equivalent quality. (See Appendices A and B in the Statement of Additional Information for S&P's and Moody's definitions of bond ratings.) Fixed income securities that are rated BBB (by S&P's rating) or Baa (by Moody's) have speculative characteristics and are riskier investments than debt securities rated A (by S&P's or Moody's) and higher. Fixed income securities that have credit ratings lower than BBB (S&P's rating) or Baa (Moody's rating) are commonly referred to as "junk bonds." These lower rated securities are speculative investments and investment in them is riskier than an investment in a fixed income security with a rating of BBB or Baa or higher. The ability of the issuer of a lower rated security to pay income or repay principal in accordance with the terms of the obligation may be impacted more severely by adverse economic conditions or a business downturn than the ability of an issuer of higher rated securities. Unrated securities may or may not be considered more creditworthy than lower rated securities.

Temporary Defensive Positions - Although the Fund will normally invest according to its objective as outlined above, the Fund may, for temporary defensive purposes, invest all or a portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds, ETFs and other short-term debt instruments. Investment in a no-load money market fund will result in the Fund paying a management fee on the money invested in such fund in addition to the operating expenses of the Fund. When the Fund invests for temporary defensive purposes, the Fund may not achieve its investment objective.

Risks of Investing in the Fund

Investing in any mutual fund such as the Fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. As a result of the Fund's nature, you should consider an investment to be a long-term investment that typically provides the best results when held for a number of years. Since the Fund is a non-diversified fund, an investment in the Fund may be a greater risk than an investment in a diversified fund.

The following table highlights other risks associated with investing in the Fund.

Risks

Market Risk is the risk that all or a majority of the securities in a certain market ( such as the stock or bond market ) will decline in value due to factors such as economic conditions, future expectations or investor confidence. If the value of the majority of common stocks held by the Fund increases in value, then the net assets of the Fund and an investment in the Fund would normally increase in value. If there is a decline in the value of a majority of the common stocks of the Fund, then the net assets of the Fund and investment in the Fund would normally decline in value.

Industry and Security Risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline due to changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

Lower Rated, High Yield, High Risk Fixed Income Securities include those securities rated lower than BBB by S&P and Baa by Moody's. Securities of this type are considered to be of poor standing and predominantly speculative as to their ability to repay interest and principal.

Portfolio Turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by the Fund. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Fund, as well as taxes payable by shareholders.

Small Company Investment Risk includes the general risks of investing in common stocks such as market, economic and business risk that cause their prices to fluctuate over time. Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in, or failure of management, and to other changes in competitive, business, industry and economic conditions, including risks associated with limited production, markets, management depth, or financial resources.

For additional information about the Fund's investment policies, please see the Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

The Fund commenced operations as a series of shares of The Berwyn Funds (the Trust), a Delaware business trust, on April 30, 1999 in a reorganization of the predecessor of the Fund, The Berwyn Fund, Inc. In the reorganization, the Fund succeeded to all the business, assets and liabilities of its predecessor. The predecessor of the Fund was a registered investment company, which had substantially the same investment objective and policies as the Fund.

The Killen Group, Inc. (the Adviser) is the investment adviser to the Fund. The Adviser is a Pennsylvania corporation that was formed in September 1982. Its address is 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312. Robert E. Killen is Chairman, Chief Executive Officer and sole shareholder of the Adviser.

Robert E. Killen is also the President and Chairman of the Board of the Trust. He is co-manager of Berwyn Fund's portfolio. He managed the portfolio of The Berwyn Fund, Inc., the predecessor of Berwyn Fund, from May 4, 1984, the date of that Fund's public offering, until April 30, 1999. Robert E. Killen has over thirty years of experience as an investment adviser. Lee S. Grout is co-manager of Berwyn Fund. He is a Certified Financial Analyst and has over ten years experience in the investment management business. He has been employed by The Killen Group, Inc. for the past seven years and is currently Head of Research.

As of December 31, 2003, The Killen Group, Inc. was managing 221 individual investment portfolios worth approximately $300 million. On December 31, 2003, the Fund had over $51 million in net assets.

Investment Management Fees

Under the contract between the Fund and the Adviser, the Adviser provides the Fund with investment management services. These services include advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of the Fund's resources. In addition, employees of the Adviser manage the daily operations of the Fund under the supervision of the Board of Trustees. For the advisory services it provides, the Adviser receives a fee at the annual rate of 1.00% of the Fund's average daily net assets. The advisory fee payable to the Adviser by the Berwyn Fund is higher than that of many mutual funds.

Subject to the policies established by the Trust's Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions. When buying and selling securities, the Adviser gives consideration to brokers who have assisted in the distribution of the Fund's shares. The Fund may also pay brokerage commissions to brokers who are affiliated with the Adviser or the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help in understanding the Fund's financial performance and reflects the financial performance of the Fund for the fiscal years ended December 31, 2003, 2002, 2001 and 2000, and the financial performance of the Fund and its predecessor for the 1999 fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund and its predecessor (assuming reinvestment of all dividends and distributions). Information for the 2003 fiscal year was derived from financial statements audited by Briggs, Bunting & Dougherty LLP, whose report, along with the Fund's financial statements, is included in the Trust's Annual Report to Shareholders, which is available without charge on request by calling 1-800-992-6757.

BERWYN FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

YEAR ENDED

	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net Asset Value, Beginning of Period	$17.23	$20.07	$16.52	$16.18	$16.96
	______	______	______	______	______
Income (Loss) from Investment Operations: Net Investment Income (Loss)	(0.03)	0.05	0.30	(0.06)	(0.08)
Net Realized and Unrealized Gains (Losses) on Securities	8.66	(1.43)	4.46	0.40	(0.70)

Total Income (Loss) from Investment Operations	8.63	(1.38)	4.76	0.34	(0.78)
	______	______	______	______	______

Less Distributions:
Dividends from Net Investment Income	0.00	(0.06)	(0.24)	0.00	0.00
Distributions from Net Realized Gains	(1.08)	(1.40)	(0.97)	0.00	0.00
	______	______	______	______	______
Total Distributions	(1.08)	(1.46)	(1.21)	0.00	0.00

Net Asset Value, End of Period	$24.78	$17.23	$20.07	$16.52	$16.18
	______	______	______	______	______

Total Return	50.01%	(6.88%)	28.93%	2.10%	(4.60%)

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$51,784	$32,279	$43,960	$26,947	$39,310

Ratio of Total Expenses to Average Net Assets	1.41%	1.29%	1.24%	1.64%	1.39%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13%)	0.25%	1.32%	(0.32%)	(0.39%)

Portfolio Turnover Rate	23%	32%	37%	16%	6%

BERWYN INCOME FUND SERIES

RISK/RETURN SUMMARY

Investment Objective of the Fund

The investment objective of Berwyn Income Fund (the Fund) is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Adviser, reasonable investment risks.

Principal Investment Strategies of the Fund

The Fund intends to achieve its objective through investment in corporate bonds, preferred stocks, U.S. Treasury bonds and notes, debt securities issued by U.S. Government Agencies, asset-backed securities, mortgage-backed securities, municipal bonds and dividend paying common stocks. The Fund's investment adviser (the Adviser) determines the percentage of each category of security to hold based upon the prevailing economic and market conditions. The Fund, however, does not allow additional investment in common stocks when the value of the common stocks in the Fund's portfolio is 30% or more of the value of the Fund's net assets. The Fund uses value criteria as a strategy in selecting the Fund's investments.

Normally, the Fund will invest in a mix of securities, such as corporate bonds, preferred stocks and common stocks. The Adviser may invest 100% of the Fund's net assets in corporate bonds or preferred stocks. If the Adviser decides it is appropriate, the Adviser may invest all of the Fund's net assets in lower rated, high yield, high risk bonds or "junk bonds." The Adviser has the discretion to vary the average duration of the bond portfolio in order to take advantage of prevailing trends in interest rates. The weighted average maturity of the bonds in the Fund was 7.9 years and the average duration was 5.4 years at December 31, 2003.

Principal Risks of Investing in the Fund

  Although the Fund will strive to achieve its objective, there is no assurance that it will. The value of the Fund's investments will fluctuate with market conditions and, as a result, the value of an investment in the Fund will fluctuate. An investment in the Fund may lose money or the Fund could underperform other investments.

  High yield bonds entail greater risks than those found in higher rated bonds. High yield bonds are considered to be below investment grade based on significant risk of issuer default. High yield bonds and other fixed income securities are sensitive to interest rate changes. Generally, when interest rates rise, the prices of fixed income securities fall. The longer the maturity of fixed income securities, the greater is the price impact from interest rate changes. The value of the Fund's investment will also vary with bond market conditions.

  Other risks of high yield bonds include price volatility, sensitivity to economic changes, limited liquidity and valuation difficulties.

  The prices of common stocks and preferred stocks are subject to market, economic and business risks that will cause their prices to fluctuate over time. The Fund may invest in preferred and common stocks with limited liquidity. The Fund can invest in the preferred or common stock of companies with small market capitalizations. Such preferred or common stocks tend to have less liquidity than the stocks of companies with large market capitalizations. The preferred stock of large companies, however, may also have limited liquidity, particularly if the size of the issue of such stock is small.

PERFORMANCE

The bar chart and table below can help in evaluating the potential risks of investing in the Fund. They show changes in the yearly performance of the Fund (and its predecessor) over the last ten years. The table compares the average annual returns for the past one-year, five-year, and ten-year periods of the Fund, before and after taxes, with the returns of the various indices listed. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. Keep in mind that the Fund's past performance is not necessarily an indication of the Fund's future performance.

BERWYN INCOME FUND ANNUAL RETURNS
PERCENT OF RETURN
25.00
20.00
15.00
10.00
5.00
0.00
-5.00
-10.00
-1.10
20.90
13.99
13.36
-4.57
0.83
6.05
14.12
9.38
16.23
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
Best Quarter: 3Q '97 +8.58
Worst Quarter: 3Q '98 -6.04

Note: Returns for the Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of the Fund's dividends (total return).

Average Annual Total Return as of 12/31/03
	1 Year	5 Years	10 Years
Fund Returns Before Taxes	16.23%	9.18%	8.63%
Fund Returns After Taxes on Distributions 1	14.07%	6.26%	5.43%
Fund Returns After Taxes on Distributions and Sale of Fund Shares 1	11.25%	5.01%	4.34%
BIG 2	4.20%	6.61%	6.95%
HYC 3	32.28%	4.57%	7.03%
LII 4	15.91%	4.32%	7.76%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(K) plans or individual retirement accounts.

2 Salomon Smith Barney Broad Investment Grade Bond Index (BIG) is an unmanaged index of investment grade bonds and does not include the costs of fund operating or management expenses. Returns for the BIG Index are before taxes.

3 Salomon Smith Barney High Yield Composite Index (HYC) is a widely recognized unmanaged index of high yield securities, and does not include the costs of fund operating or management expenses. Returns for the HYC Index are before taxes.

4 Lipper Income Fund Index (LII) is an unmanaged composite of the performance of income funds, funds that invest primarily in fixed income securities, and does include the costs of fund operating or management expenses. Returns for the LII Index are before taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees a (Fees paid directly from your investment)
Maximum Sales Charge (load) on Purchases (as a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None
Redemption Fee b	1.00%
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.17%
Total Fund Operating Expenses	0.67%

a Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets so their effect is included in the share price. The Fund has no sales charges (loads) or Plan 12b-1 distribution fees.

b A redemption fee of 1.00% is assessed if shares are redeemed or exchanged in less than six months.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Berwyn Income Fund	$68	$214	$373	$834

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS

The Fund's investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Adviser, reasonable investment risks. The Fund invests in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government Agencies, preferred stocks, asset-backed securities, mortgage-backed securities, municipal bonds and dividend paying common stocks. Certain of the Fund's investments in corporate bonds and preferred stocks may be convertible into common stocks. The Fund may invest any percentage of its net assets in the foregoing securities the Adviser deems appropriate, except common stocks. The Adviser may not purchase common stocks when the value of the common stocks that the Fund owns is equal to 30% or more of the Fund's net assets. The Adviser would not be required to sell any common stocks owned if the value of the common stocks exceeded 30% of net assets due to appreciation of the common stocks or depreciation in the Fund's other securities.

The Adviser uses value criteria in selecting the Fund's investments. The value criteria can lead the Adviser to invest a significant portion of the portfolio in securities of companies with smaller market capitalizations.

Corporate Bonds - The Fund seeks to achieve its objective by investing in the corporate bonds of those issuers that, in the opinion of the Adviser, have sufficient net worth and operating cash flow to repay principal and make timely interest payments. A corporate bond is an interest-bearing debt security issued by a corporation. For fixed rate bonds, the issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem (call) a bond before maturity.

While the bond's annual interest income established by the coupon rate may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond's price rises and falls so that its yield remains reflective of current market conditions.

The Adviser will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The duration of bonds purchased by the Fund will typically vary from three to seven years. The Adviser has the discretion to vary the average duration of the portfolio in order to take advantage of prevailing trends in interest rates.

When selecting corporate bonds, the Adviser will take into account the rating the bond has received from Standard and Poor's Ratings Group (S&P) and Moody's Investor's Service, Inc. (Moody's). The Adviser has the discretion to invest in bonds with any rating as long as the issuer is not in default in the payment of interest or principal. The Adviser may also invest in unrated bonds and may purchase bonds in private transactions.

Bonds rated A or higher by S&P and Moody's are considered high-grade securities and have one of the three highest ratings for creditworthiness. Bonds rated BBB by S&P or Baa by Moody's are defined as medium grade securities. These securities are considered creditworthy and of investment quality, but there is a possibility that the ability of the issuer of the securities to pay interest or repay the principal in the future may be impaired by adverse economic conditions or changing circumstances. Bonds rated lower than BBB (S&P's rating) or Baa (Moody's rating) are less creditworthy than investment grade securities with the same maturity and, as a consequence, may pay higher income. Bond securities rated BB, B, CCC or CC by S&P or Ba, B or Caa by Moody's are regarded on balance as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

At December 31, 2003, the Fund's portfolio was invested in investment grade and high yield, high-risk corporate bonds and preferred and common stocks. Listed below are the percentages of the portfolio invested at December 31, 2003, in bonds with various ratings published by Moody's and S&P as well as the percentages invested in unrated bonds, preferred and common stocks.

Moody's Ratings:

A: 5.7%; Baa: 34.7%; Ba: 12.8%; B: 6.2%; C: 2.9%, Unrated: 0.2%

S&P Ratings:

A: 8.4%; BBB: 35.6%; BB: 11.6%; B: 5.9%; Unrated: 1.0%

Preferred and Common Stocks:

Preferred Stocks: 7.7%; Common Stocks: 25.5%

Preferred and Common Stocks - The Fund may invest in preferred stocks and in common stocks, subject to the 30% limit described above, when the Adviser deems it appropriate. The Adviser uses value criteria in selecting preferred and common stocks. The portfolio allocations to preferred and common stocks are determined by the Adviser based upon the market valuation of these securities relative to corporate bonds. The outlook for the economy is also a consideration. During periods of economic strength, greater emphasis is placed on preferred and common stocks. Preferred stocks are selected from two categories: (1) preferred stocks offering an above average yield, in the opinion of the Adviser, in comparison to preferred stocks of the same quality; and (2) preferred stocks offering a potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in transactions that qualify under Rule 144A.

Common stocks are selected from three categories: (1) stocks selling substantially below their book values; (2) stocks selling at low valuations to their present earnings levels; and (3) stocks judged by the Adviser to have above average growth prospects and to be selling at small premiums to their book value or at modest valuations to their present earnings levels.

The Fund may purchase common stocks that have been paying cash dividends. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased. If a dividend on a stock is canceled, the Fund would not be required to sell the stock.

The method of stock selection used by the Fund may result in the Fund selecting stocks that are not being recommended by other investment advisers or brokerage firms. The Fund may invest in the securities of lesser-known companies. The Adviser believes, however, that any risks involved in the stocks selected for the Fund will be minimized by diversification of the Fund's portfolio. In addition, the Fund invests only in stocks listed on national securities exchanges or quoted on the over-the-counter market.

Real Estate Investment Trusts - The Fund invests in real estate investment trusts (REITS). These are companies that invest in real estate, long and short term mortgages and construction loans. These companies normally do not pay federal income taxes but distribute their income to their shareholders that become liable for the tax. The Fund invests in REITs that generate income and have a potential for capital appreciation. Some REITs own properties and earn income from leases and rents. These types of REITs are termed Equity REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed Mortgage REITs. Finally, there are Hybrid REITs that own properties and hold mortgages. The Fund invests in any of the three types of REITs and purchases the common stocks, preferred stocks and bonds they issue. The Fund limits its investments in REITs to 15% of its net assets. The Fund will not invest in a REIT when the value of the securities issued by REITs (including common and preferred stocks and fixed income debt securities) in the Fund's portfolio are equal to or greater than 15% of the Fund's net assets. When investing in the common stocks of REITs, the Fund will also be bound by the 30% restriction on common stock investment already mentioned.

Exchange Traded Funds - The Fund may invest in Exchange Traded Funds (ETFs). ETFs are open-end management investment companies that invest in portfolios of stocks and bonds that seek to replicate various indices and trade on exchanges in the same way as common stocks. The Fund will use ETFs primarily for strategic positioning purposes, that is, when it wishes to invest in certain markets or segments of markets, as represented by the particular ETFs, expediently and in a diversified (as to number of companies or securities) manner. The Fund may also use ETFs as temporary defensive investments. When the Fund invests in ETFs, the Fund will pay a management fee on the money invested in addition to the operating expenses of the Fund.

The Fund has signed a participation agreement with iShares Funds, which are ETFs sponsored by Barclay Global Investors. The agreement exempts the Fund's investment in iShares Funds from restrictions stated in the Investment Company Act of 1940 limiting investments of the Fund in open-end management investment companies. However, the Fund will not make new investments in iShares Funds that would cause their total value to exceed 15% of the Fund's net assets.

Temporary Defensive Positions - Although the Fund will normally invest according to its objective as outlined above, the Fund may, for temporary defensive purposes, invest all or a portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds, ETFs and other short-term debt instruments. Investment in a no-load money market fund will result in the Fund paying a management fee on the money invested in such fund in addition to the operating expenses of the Fund. When the Fund invests for temporary defensive purposes, the Fund may not achieve its investment objective.

Risks of Investing in the Fund

Investing in any mutual fund such as the Fund involves risks, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. As a result of the Fund's nature, you should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in the Fund.

Investments in the Fund are subject to interest rate risk and call risk. Interest rate risk is the chance that bond prices will fall as interest rates rise. Call risk is the chance that during periods of falling interest rates a bond, subject to a call, may be called prior to maturity, forcing the Fund to invest the proceeds at lower market rates.

There are risks in investing in high yield, high risk bonds. Issuers of these bonds are generally smaller, less creditworthy companies or highly leveraged companies which are generally less able than more financially stable companies to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged companies or smaller, less creditworthy companies may experience financial stress. During these periods, such companies may not have sufficient cash flows to meet their interest payment obligations. A company's ability to service its debt obligations may also be adversely affected by specific corporate developments, the company's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield, high risk bonds because such securities are often unsecured and are often subordinated to other creditors of the issuer.

In addition to the risk of default, holders of high yield, high-risk bonds also face the risk of greater market volatility than the holders of investment grade bonds. Changes in the general level of interest rates normally affect the market value and yield of corporate bonds. As a general rule, if the level of interest rates were to decline, these securities would increase in value and the yield would decline. Conversely, if the interest rate level rose, bonds would decline in value and the yield would increase. Fluctuations in the general level of interest rates would therefore affect the value of the Fund's bond investments and the value of an investment in the Fund. The market value of high yield, high risk bonds may be affected not only by changing interest rates, but also by investors' perceptions of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Especially at such times, trading in high yield, high-risk bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high yield, high-risk bonds may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, the prices of high yield, high-risk bonds may become more volatile and these securities may experience sudden and substantial price declines.

In addition to bonds that are rated, the Fund also invests in unrated bonds. These securities may or may not be more speculative than investment grade securities. The risks of investing in unrated bonds depend upon the creditworthiness of the issuer, changes in interest rates and economic and market factors. The Adviser will determine the creditworthiness of an unrated debt security and the issuer's ability to meet the interest and principal obligations of such security.

There are risks to investing in REITs. The property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless. The Adviser, however, monitors the investment environment and the Fund's investments as a means of controlling the exposure to these risks.

The following table highlights other risks associated with investing in the Fund.

Risks

Market Risk is the risk that all or a majority of the securities in a certain market , such as the stock or bond market , will decline in value due to factors such as economic conditions, future expectations or investor confidence.

Industry and Security Risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline due to changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

Lower Rated, High Yield, High Risk Fixed Income Securities include those securities rated lower than BBB by S&P or Baa by Moody's. Securities of this type are considered to be of poor standing and predominantly speculative as to their ability to repay interest and principal.

Portfolio Turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by the Fund. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Fund, as well as taxes payable by shareholders.

Small Company Investment Risk includes the general risks of investing in common stocks such as market, economic and business risks that cause their prices to fluctuate over time. Historically, smaller capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to other changes in competitive, business, industry and economic conditions, including risks associated with limited production, markets, management depth, or financial resources.

For additional information about the Fund's investment policies, please see the Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

The Fund commenced operations as a series of shares of The Berwyn Funds (the Trust), a Delaware business trust, on April 30, 1999 in a reorganization of the predecessor of the Fund, the Berwyn Income Fund, Inc. In the reorganization, the Fund succeeded to all the business, assets and liabilities of its predecessor. The predecessor of the Fund was a registered investment company, which had substantially the same investment objective and policies as the Fund.

The Killen Group, Inc. (the Adviser) is the investment adviser to the Fund. The Adviser is a Pennsylvania corporation that was formed in September 1982. Its address is 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312. Robert E. Killen is Chairman, Chief Executive Officer and sole shareholder of the Adviser. Robert Killen is also the President and Chairman of the Board of Trustees of the Trust.

Edward A. Killen, II is the manager of the Fund. He managed the portfolio of Berwyn Income Fund, Inc., the predecessor of the Fund, from July 1, 1994 to April 30, 1999. He has managed the Fund since April 30, 1999. Edward Killen has over twenty years' investment management experience. He is Executive Vice President, Secretary and Director of the Adviser.

As of December 31, 2003, The Killen Group, Inc. was managing 221 individual investment portfolios worth approximately $300 million. On December 31, 2003, the Fund had net assets of over $135 million.

Investment Management Fees

Under the contract between the Fund and the Adviser, the Adviser provides the Fund with investment management services. These services include advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of the Fund's resources. In addition, employees of the Adviser manage the daily operations of the Fund under the supervision of the Board of Trustees. For its investment advisory services, the Adviser receives a fee at the annual rate of 0.50% of the Fund's average daily net assets.

Subject to the policies established by the Trust's Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions. When buying and selling securities, the Adviser gives consideration to brokers who have assisted in the distribution of the Fund's shares. The Fund may also pay brokerage commissions to brokers who are affiliated with the Adviser or the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance and reflects the financial performance of the Fund for the fiscal years ended December 31, 2003, 2002, 2001 and 2000, and the financial performance of the Fund and its predecessor for the 1999 fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund and its predecessor (assuming reinvestment of all dividends and distributions). Information for the 2003 fiscal year was derived from financial statements audited by Briggs, Bunting & Dougherty LLP, whose report, along with the Fund's financial statements, is included in the Trust's Annual Report, which is available without charge on request by calling 1-800-992-6757.

BERWYN INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

YEAR ENDED
	12/31/03	12/31/02	12/31/01	12/31/00	12/31/99

Net Asset Value, Beginning of Period	$10.64	$10.32	$9.76	$10.00	$10.72
	_____	_____	_____	_____	_____
Income from Investment Operations:
Net Investment Income	0.57	0.62	0.74	0.83	0.91
Net Realized and Unrealized Gains
(Losses) on Securities	1.12	0.33	0.60	(0.25)	(0.81)

Total Income from Investment Operations	1.69	0.95	1.34	0.58	0.10
	_____	_____	_____	_____	______
Less Distributions:
From Net Investment Income	(0.59)	(0.63)	(0.78)	(0.82)	(0.82)
From Net Realized Gains	0.00	0.00	0.00	0.00	0.00
	______	______	______	______	______
Total Distributions	(0.59)	(0.63)	(0.78)	(0.82)	(0.82)

Net Asset Value, End of Period	$11.74	$10.64	$10.32	$9.76	$10.00
	______	______	______	______	______

Total Return	16.23%	9.38%	14.12%	6.05%	0.83%
Ratios/Supplemental Data:
Net Assets, End of Period (000)	$135,385	$79,146	$48,341	$42,010	$57,341

Ratio of Total Expenses to Average Net Assets	0.67%	0.71%	0.69%	0.94%	0.77%
Ratio of Net Investment Income
To Average Net Assets	5.32%	6.16%	7.91%	7.97%	6.92%

Portfolio Turnover Rate	54%	39%	50%	12%	7%

BERWYN CORNERSTONE FUND SERIES

RISK/RETURN SUMMARY

Investment Objective of the Fund

Berwyn Cornerstone Fund (the Fund) seeks to achieve long-term capital appreciation; current income is a secondary consideration.

Principal Investment Strategies of the Fund

The Fund intends to achieve its objective through investments in equity and fixed income securities, such as common stocks, preferred stocks and corporate bonds, that offer a potential for long-term capital appreciation. The Fund invests in securities that the Fund's investment adviser (the Adviser) believes are undervalued. The Adviser determines the percentage of each type of security to hold based upon the prevailing economic and market conditions. Normally, the Fund will invest primarily in common stocks. The Adviser, however, has the discretion to invest up to 100% of the Fund's net assets in common stocks, preferred stocks, or corporate bonds. If the Adviser decides it is appropriate, the Adviser may invest all of the Fund's net assets in lower rated, high yield, high risk bonds or "junk bonds." The Adviser will invest in corporate bonds and preferred stocks when it believes that prevailing interest rates offer the potential for these instruments to achieve long term capital appreciation or during periods of stock market adversity.

Principal Risks of Investing in the Fund

  Although the Fund will strive to achieve its objective, there is no assurance that it will. Market, economic and business risks affect common stock prices and cause them to fluctuate over time. While common stocks have historically been a leading choice of long term investors, stock prices may decline over short or even extended periods. Therefore, the value of an investment in the Fund may decline and you may lose money.

  The Fund's investment approach may result in investments in securities that are not in favor with other investment advisers or brokers and in investments in securities of lesser-known companies. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting, and monitoring the Fund's investments. If the Adviser's conclusions about growth rates or stock values are incorrect, the Fund may not perform as anticipated.

  High yield bonds (junk bonds) entail greater risks than those found in higher rated bonds. High yield bonds are considered to be below investment grade based on significant risk of issuer default. High yield bonds and other fixed income securities are sensitive to interest rate changes. Generally, when interest rates rise, the prices of fixed income securities fall. The longer the maturity of fixed income securities, the greater is the impact from interest rate changes. The value of the Fund's investments will also vary with bond market conditions.

  Other risks of high yield bonds include the market's relative youth, price volatility, sensitivity to economic changes, limited liquidity, and valuation difficulties.

  Lastly, the Fund is considered "non-diversified" under federal laws and regulations. This means that the Fund may invest a greater portion of its net assets in the shares of individual companies than a diversified fund could. Changes in the financial condition or market assessment of these companies may cause greater fluctuations in the share value of the Fund than in the share value of a diversified fund.

Note: Returns for the Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of the Fund's dividends (total return).

BERWYN CORNERSTONE FUND ANNUAL RETURNS

20.00
17.09
15.00
10.00
PERCENT OF RETURN
5.00
0.00
-1.10
-5.00
2002
(5/01/02 - 12/31/02)
2003

Best Quarter: 4Q '03 +8.73
Worst Quarter: 3Q '02 -3.73

PERFORMANCE

The table below gives some indication of the risks of investing in the Fund. The table compares the average annual returns of the Fund, before and after taxes, for calendar year 2003 and for the life of the Fund (5/01/02 to 12/31/03) with the average annual returns of the S&P 400 Index for the same periods. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. Keep in mind that the Fund's past performance is not necessarily an indication of the Fund's future performance.

Average Annual Total Returns as of 12/31/031
	One Year	Life of the Fund2
Fund Return Before Taxes	17.09%	9.20%
Fund Return After Taxes on Sale of Fund Shares 3	13.67%	7.36%
S&P 400 Index4	35.62%	5.17%

1 When the Fund achieved the performance listed above, the investment strategy outlined in its Prospectus was to invest 80% of its net assets in common stocks. This strategy was changed in 2004 and currently the Adviser may invest any percentage of assets it deems appropriate in common stocks and fixed income securities.

2 Life of the Fund 5/01/02 to 12/31/03.

3 The Fund has made no distributions. After tax returns on the sale of Fund shares are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(K) plans or individual retirement accounts.

4 The Standard & Poor's 400 Stock Index is an unmanaged index of equity securities of companies with mid-size market capitalizations and does not include the actual costs of fund operations or management expenses. Returns for the S&P 400 Index are returns before taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees a (Fees paid directly from your investment)
Maximum Sales Charge (load) Imposed on Purchases (as) a percentage of offering price)	None
Maximum Sales Charge (load) Imposed on Reinvested Dividends	None
Redemption Fee b	1.00%
Exchange Fee	None
Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)
Management Fee	1.00%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	10.30%
Total Fund Operating Expenses c	11.30%

a Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of Fund assets so their effect is included in the share price. The Fund has no sales charges (loads) or Rule 12b-1 distribution fees and minimal shareholder transaction fees.

b A redemption fee of 1.00% is assessed if shares are redeemed or exchanged in less than six months from date of purchase.

c The Killen Group, Inc. has contractually agreed to reduce its fees whenever the Fund's ratio of expenses to average net assets exceeds 2%. In addition, the Adviser has decided to pay certain expenses of the Fund so that the Fund may maintain a ratio of expenses to average net assets of 2%. The Adviser will pay certain expenses of the Fund until the Adviser determines that the Fund has sufficient assets to pay its expenses and maintain an expense ratio of 2% or less. In 2003, the Adviser waived its entire advisory fee and reimbursed or paid Fund expenses totaling $71,682.

EXAMPLE

This Example is intended to help you compare the costs of investing in Berwyn Cornerstone Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Berwyn Cornerstone Fund 1	$1,003	$3,010	$4,773	$8,295

1. The expenses for the first year were calculated by taking into account the waiver of advisory fees in 2003. The waiver was not taken into account in calculating the fees in subsequent years.

	One Year	Three Years	Five Years	Ten Years
Berwyn Cornerstone Fund 2	$192	$594	$1,021	$2,212

2. Listed above is a fee table calculating the Fund's expenses using an expense ratio of 1.89%. This was the expense ratio of the Fund in 2003 after the waiver of fees and expense reimbursement by the Adviser

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The Fund's investment objective is long-term capital appreciation; current income is a secondary consideration. The Fund is a non-diversified, open-end management investment company. Being non-diversified means that the Fund may invest a greater portion of its net assets in the shares of individual issuers.

The Adviser is a value manager. Finding value in the marketplace is dependent upon many factors, including the level of inflation, price-to-earnings ratios, interest rates, stock market psychology and political factors. The Fund invests primarily in the equity securities of companies that have market capitalization between $1 and $15 billion. Consequently, the performance of the Fund has been typified by the Standard & Poor's 400 Mid-Cap Stock Index (S & P 400) an index of companies with mid-size market capitalizations. As of December 31, 2003, the average weighted market capitalization for the companies in the Fund's portfolio is approximately $10.4 billion, which is larger than that of the S & P 400.

The Fund typically invests in what it believes to be undervalued equity and fixed income securities that offer potential long-term capital appreciation. This approach can often result in selecting securities that are not being recommended by other investment advisers and/or brokerage firms.

Even though the Fund is considered non-diversified, it has placed restrictions on its investment policy for purposes of diversification. Two particularly significant restrictions are: (1) with respect to 50% of the value of its total assets, the Fund will not, at the time of purchase, invest more than 5% of the value of its total assets, at market value, in the securities of any one issuer, except the securities of the U.S. government, and (2) with respect to the other 50% of the market value of its total assets, the Fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer. With these two restrictions, hypothetically, the Fund could hold a portfolio with investments in as few as 14 issuers. The Adviser has used two basic guidelines in the management of investment portfolios: (1) the initial investment in any single issuer must comprise less than 5% of the total value of the assets in a portfolio, and (2) the initial investment in any one industry must comprise less than 20% of the total value of the assets in a portfolio. Under normal conditions, the Fund intends to follow the 5% and 20% guidelines of the Adviser. The maximum that the Fund will invest in any industry will be 25% of the value of its total assets. The Fund will always adhere to this 25% limitation.

Common Stocks - The Fund selects common stock investments from three broad areas: (1) companies selling substantially below their book value; (2) companies that, in the opinion of the Adviser, are selling at an attractive valuation to their earnings level; and (3) companies judged by the Adviser to have above-average growth prospects over the next three-to-five year period and to be selling, in the opinion of the Adviser, at small premiums to their book values, or at modest valuations to their earnings levels.

The Adviser believes that (i) its strategy of investing in undervalued common stock offers the potential for long-term capital appreciation above that of the leading stock market indices (i.e., Dow Jones Industrial Average and Standard & Poor 400 Index), and (ii) use of the guidelines of the Adviser for portfolio management together with the investment restrictions previously described will tend to moderate the risks in this investment approach.

Exchanged Traded Funds - The Fund may invest in Exchange Traded Funds (ETFs). ETFs are open-end management investment companies that invest in portfolios of stocks and bonds that seek to replicate various indices and trade on exchanges in the same way as common stocks. The Fund will use ETFs primarily for strategic positioning purposes, that is, when it wishes to invest in certain markets or segments of markets, as represented by the particular ETFs, expediently and in a diversified (as to number of companies or securities) manner. The Fund may also use ETFs as temporary defensive investments. When the Fund invests in ETFs, the Fund will pay a management fee on the money invested in addition to the operating expenses of the Fund.

The Fund has signed a participation agreement with iShares Funds, which are ETFs sponsored by Barclay Global Investors. The agreement exempts the Fund's investment in iShares Funds from restrictions stated in the Investment Company Act of 1940 limiting investments of the Fund in open-end management investment companies. However, the Fund will not make new investments in iShares Funds that would cause their total value to exceed 25% of the Fund's net assets.

Fixed Income Securities - The fixed income securities in which the Fund invests are corporate bonds and preferred stocks. A corporate bond is an interest bearing debt security issued by a corporation. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem (call) a bond before maturity. A preferred stock is a share of stock issued by a corporation that usually has a fixed dividend, a redemption price, and perhaps a redemption date. If the preferred stock has a redemption date, the issuer may have the right to redeem (call) the stock before the redemption date.

Some of the fixed income securities in which the Fund invests may be convertible into common stocks. While the annual income paid on a fixed income security may be constant for the life of the instrument, its yield (income as a percent of current price) will reflect current interest rate levels. The price of a bond or preferred stock rises and falls so that its yield remains reflective of current market conditions. The prices of a fixed income security usually rise when interest rates fall and conversely fall when interest rates rise. If a fixed income security has a conversion feature, its price will generally rise if the price of the underlying common stock appreciates above the exchange rate. If the underlying common stocks trades below the conversion price, the fixed income security will generally trade based upon current interest rate levels. If a bond or preferred stock is subject to call and is called before maturity, the Fund may have to reinvest the proceeds at lower market rates.

The Fund invests in fixed income securities when the Adviser believes current bond market conditions offer the potential for long-term capital appreciation or during periods of stock market adversity. Certain of the Fund's investments in corporate bonds and preferred stocks may be convertible into common stocks. The fixed income securities selected may include securities with any of the ratings listed by Standard & Poor's Ratings Group (S&P) and Moody's Investors Service, Inc. (Moody's), including securities with a S&P D rating, a Moody's C rating and unrated securities that are determined by the Adviser to be of equivalent quality. (See Appendices A and B in the Statement of Additional Information for S&P's and Moody's definitions of bond ratings.) Fixed income securities that are rated BBB or by S&P Baa (by Moody's) are riskier investments than debt securities rated A (by S&P's or Moody's rating) and higher. Fixed income securities that have credit ratings lower than BBB (by S&P's rating) or Baa (by Moody's) are commonly referred to as "junk bonds." These lower rated securities are speculative investments and investment in them are subject to more risk than an investment in a fixed income securities with a rating of BBB or Baa or higher. The ability of the issuer of a lower rated security to pay interest or repay principal in accordance with the terms of the obligation may be impacted more severely by adverse economic conditions or a business downturn than the ability of an issuer of higher rated securities. Unrated securities may or may not be considered more creditworthy than lower rated securities.

Temporary Defensive Positions - Although the Fund will normally invest according to its objective as outlined above, the Fund may for temporary defensive purposes, invest all or a portion of its assets in cash, cash equivalents, high quality money market instruments, money market funds, ETFs and other short-term debt instruments. Investment in a no-load money market fund will result in the Fund paying a management fee on the money invested in such fund in addition to the operating expenses of the Fund. When the Fund invests for temporary defensive purposes, the Fund may not achieve its investment objective.

Risks of Investing in the Fund

Investing in any mutual fund such as the Fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Due to of the nature of the Fund, you should consider an investment to be a long-term investment that typically provides the best results when held for a number of years. Since the Fund is a non-diversified fund, an investment in the Fund may be a greater risk than an investment in a diversified fund.

When the Fund invests primarily in corporate bonds, investments in the Fund are subject to interest rate risk and call risk. Interest rate risk is the chance that bond prices will fall as interest rates rise. Call risk is the chance that during periods of falling interest rates a bond, subject to a call, may be called prior to maturity, forcing the Fund to invest the proceeds at lower market rates. If the corporate bonds in which the Fund invests are high yield, high risk bonds, there will be other risks. Issuers of high yield, high risk bonds are generally smaller, less creditworthy companies or highly leveraged companies which are generally less able than more financially stable companies to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged companies or smaller, less creditworthy companies may experience financial stress. During these periods, such companies may not have sufficient cash flows to meet their interest payment obligations. A company's ability to service its debt obligations may also be adversely affected by specific corporate developments, the company's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield, high risk bonds because such securities are unsecured and are often subordinated to other creditors of the issuer.

In addition to the risk of default, holders of high yield, high risk bonds also face the risk of greater market volatility than the holders of investment grade bonds. Changes in the general level of interest rates normally affect the market value and yields of corporate bonds. As a general rule if the level of interest rates were to decline, these securities would increase in value and the yields would decline. Conversely, if the interest rate level rose, bonds would decline in value and the yields would increase. Fluctuations in the general level of interest rates would therefore affect the value of the Fund's bond investments and the value of an investment in the Fund. The market value of high yield, high risk bonds may be affected not only by changing interest rates, but also by investors' perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline due to investors' heightened concern over credit quality, regardless of prevailing interest rates. Especially at such times, trading in high yield, high risk bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high yield, high risk bonds may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, the prices of high yield, high-risk bonds may become more volatile and these securities may experience sudden and substantial price declines.

In addition to bonds that are rated, the Fund may also invest in unrated bonds. These securities may or may not be more speculative than investment grade securities. The risks of investing in unrated bonds depend upon the creditworthiness of the issuers, changes in interest rates and economic and market factors. The Adviser will determine the creditworthiness of an unrated debt security and the issuer's ability to meet the interest and principal obligations of such security.

The following table highlights other risks associated with investing in the Fund.

Risks

Market Risk is the risk that all or a majority of the securities in a certain market, such as the stock or bond market, will decline in value due to factors such as economic conditions, future expectations or investor confidence. If the value of the majority of securities held by the Fund increases in value, then the net assets of the Fund and an investment in the Fund would normally increase in value. If there is a decline in the value of a majority of the securities of the Fund, then the net assets of the Fund and an investment in the Fund would normally decline in value.

Industry and Security Risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline due to changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

Lower Rated, High Yield, High Risk Fixed Income Securities include those securities rated lower than BBB by S&P and Baa by Moody's. Securities of this type are considered to be of poor standing and predominantly speculative as to their ability to repay interest and principal.

Portfolio Turnover rates reflect the amount of securities that are replaced from the beginning of the year to the end of the year by the Fund. The degree of portfolio activity may affect brokerage costs and other transaction costs of the Fund, as well as taxes payable by shareholders.

For additional information about the Fund's investment policies, please see the Statement of Additional Information.

MANAGEMENT AND ORGANIZATION

The Fund was established as a series of shares of The Berwyn Funds (the Trust), a Delaware business trust, on February 5, 2002 and commenced operations on May 1, 2002.

The Killen Group, Inc. (the Adviser) is the investment adviser to the Fund. The Adviser is a Pennsylvania corporation that was formed in September 1982. Its address is 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312. Robert E. Killen is Chairman, Chief Executive Officer and sole shareholder of the Adviser.

Robert E. Killen is also the President and Chairman of the Board of the Trust. The person primarily responsible for the day-to-day management of Berwyn Cornerstone Fund's portfolio is Lee S. Grout, CFA. He has been employed by The Killen Group, Inc. for seven years and is currently Head of Research for the Adviser. The co-manager of the Fund is Robert E. Killen, who has managed the portfolio of Berwyn Fund Series and its predecessor, The Berwyn Fund, Inc. since May, 1984. Robert E. Killen has over thirty years of experience as an investment adviser.

As of December 31, 2003, The Killen Group, Inc. was managing 221 individual investment portfolios worth approximately $300 million. On December 31, 2003, the Fund had net assets of over $1 million.

Investment Management Fees

Under the contract between the Fund and the Adviser, the Adviser provides the Fund with investment management services. These services include advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of the Fund's resources. In addition, employees of the Adviser manage the daily operations of the Fund under the supervision of the Board of Trustees. For the advisory services it provides, the Adviser receives a fee at the annual rate of 1.00% of the Fund's average daily net assets. The advisory fee payable to the Adviser by the Berwyn Cornerstone Fund is higher than that of many mutual funds.

Subject to the policies established by the Trust's Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions. When buying and selling securities, the Adviser gives consideration to brokers who have assisted in the distribution of the Fund's shares. The Fund may also pay brokerage commissions to brokers who are affiliated with the Adviser or the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help in understanding the Fund's financial performance and reflects the financial performance of the Fund for the 2003 fiscal year and the period May 1, 2002 to December 31, 2002. Certain information reflects financial results for a single Fund share. The total return in the table represent the rate that an investor would have earned or lost on an investment in the Fund. The information for the 2003 fiscal year was derived from financial statements audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the Trust's Annual Report to Shareholders, which is available without charge on request by calling 1-800-992-6757.

BERWYN CORNERSTONE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	01/01/03 through 12/31/03	5/01/02 through 12/31/02

Net Asset Value, Beginning of Period	$9.89	$10.00
	______	______
Income (Loss) from Investment Operations: Net Investment (Loss) Net Realized and Unrealized Gains (Losses) on Securities	(0.05) 1.74	(0.02)# (0.09)#
	______	______
Total Income (Loss) from Investment Operations	1.69	(0.11)
	______	______
Less Distributions:
Dividends from Net Investment Income	0.00	0.00
Distributions from Net Realized Gains	0.00	0.00
	______	______
Total Distributions	0.00	0.00

Net Asset Value, End of Period	$11.58	$9.89
	_____	_____
Total Return	17.09%	(1.10%)

Ratios/Supplemental Data:
Net Assets, End of Period	$1,242,554	$540,064

Ratio of Total Expenses to Average Net Assets	11.30%	39.09%**

Ratio of Net Expenses to Average Net Assets	1.89%+	1.62%**+

Ratio of Net Investment (Loss) to to Average Net Assets	(10.07%)	(38.30%)**

Ratio of Net Investment (Loss) to Average Net Assets	(0.66%)+	(0.83%)**+

Portfolio Turnover Rate	27%	18%

* Inception

** Annualized

+ After payment of expenses by Adviser and waiver of investment advisory fee

(as noted in the Statement of Operations).

# Per share data was calculated using average shares outstanding during the period.

SHAREHOLDER INFORMATION

Buying Shares

You may buy shares of any Series of the Trust without a sales charge. Your price for a share of a Series is the Series' net asset value per share (NAV). Your order will be priced at the next NAV calculated after the Series' Transfer Agent, PFPC, Inc., receives your order in good form. The Trust also has arrangements that permit third parties to accept orders for shares of a Series on the Trust's behalf, so that investors can receive the NAV calculated after the order is received in good order by the third party.

The NAV is calculated as of the close of trading on the New York Stock Exchange (the Exchange) (4:00 p.m. Eastern Time) every day the Exchange is open. If your order is received by the Transfer Agent after the close of trading, your order will be priced at the next business day's NAV. Currently, the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV is determined by dividing the value of a Series, securities, cash and other assets, minus all liabilities, by the number of shares outstanding. The Series' securities are valued each day at their market value, which usually means the last quoted sales price on a security's principal exchange. Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. All other securities are priced at their fair value as determined in good faith pursuant to procedures adopted by the Trust's Board of Trustees.

Minimum Investment

  The minimum initial investment for shares of a Series of the Trust is $3,000 per investor. This investment may be divided by a single investor among different investment accounts in a single Series of the Trust or among accounts in more than one of the Series of the Trust that total $3,000 in the aggregate. Subsequent investments must be at least $250.

  For an Individual Retirement Account (IRA), the minimum initial investment is $1,000. The minimum initial investment for a spousal IRA is $250. Subsequent investments in IRA accounts must be at least $250. There are no minimum investment requirements for an investment by a pension or profit sharing plan or a custodial account established for the benefit of a minor.

The Trust has an Automatic Investment Plan under which an investor may have money transferred from the investor's checking account to the investor's account in the Trust. If you wish to use this plan, please contact the Trust's Transfer Agent at (800) 992-6757 for further information and an application.

Exchange of Shares

  You may exchange your shares of one Series for shares of another Series of the Trust. The initial minimum of $3,000 for the Trust must be met ($1,000 for IRAs and no minimum initial investment for pension or profit sharing plans or custodial accounts for minors).

  You may request an exchange by calling (800) 992-6757 between 9:00 a.m. and 4:00 p.m. Eastern Time on any business day or by writing to the Trust's Transfer Agent, PFPC, Inc., P.O. Box 9815, Providence, RI 02940.

  You will only be permitted to exchange shares in your account for shares of one of the other Series of the Trust four times in any twelve-month period. The Trust reserves the right to amend or change the exchange privilege upon 60 days' notice to shareholders. Exchanges will be subject to a redemption fee if made within six months of purchase.

Redeeming Shares

  You may redeem your shares at any time. The shares will be redeemed at the next NAV calculated after the Trust's Transfer Agent has received the redemption request. You may redeem your shares by sending a written request, signed by the account owner(s) and stating the name of the account, the account number and the Fund name, to the Trust's Transfer Agent. If you have selected the telephone redemption option on your application, you may redeem up to $5,000 worth of shares by calling the Transfer Agent at (800) 992-6757 on any business day between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time. The Trust will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

  The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, under which the Series of the Trust are obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the Series or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the Series can, at its option, redeem the excess in cash or in portfolio securities selected solely by the Series (and valued as in computing NAV). In such a redemption in portfolio securities, an investor selling such securities received in the redemption would probably incur brokerage charges and there can be no assurance that the prices realized by an investor upon the sale of such securities will not be less than the values used in computing NAV for the purpose of such redemption.

  Generally, there is no sales charge for redeeming shares. However, to discourage short term trading, the Series charge a 1% redemption fee on shares held for less than six months. The fee is charged on the proceeds of the redemption. The fee is paid to the Series from which the shares were redeemed and included in its net assets for the benefit of the remaining shareholders. This fee is waived where the shares of the Series are offered as an option in a 401(K) or other retirement program. The fee is also waived if an investor establishes a systematic withdrawal plan when opening an account or if an investor is taking a required minimum distribution from an IRA. The Trust reserves the right to waive the redemption fee in certain circumstances.

Shareholders may buy and sell shares of the Series of the Trust through broker dealers who may charge a fee for such service. In addition, if a shareholder redeems shares through the Transfer Agent and requests that the proceeds be wired to the shareholder, the Transfer Agent may charge the shareholder a wiring fee.

DISTRIBUTION AND TAXES

In general, if you are a taxable investor, distributions from a Series of the Trust are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Series or receive them in cash. Any capital gains distributed are taxable as long-term capital gains no matter how long you have owned your shares.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell your shares of a Series, you may realize a capital gain or loss. For tax purposes, an exchange of your shares in a Series for shares of another Series of the Trust, is the same as a sale.

Distributions and gains from the sale or exchange of your shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Series.

By law, a Series must withhold a percentage of your taxable distributions and redemption proceeds unless you:

  Provide your correct social security or taxpayer identification number,
  Certify that this number is correct,
  Certify that you are not subject to backup withholding, and
  Certify that you are a U.S. person (including a U.S. resident alien).

A Series must also withhold if the IRS instructs it to do so.

DISTRIBUTOR

Berwyn Financial Services Corp. (Berwyn Financial), located at 1189 Lancaster Avenue, Berwyn, Pennsylvania 19312, serves as a non-exclusive distributor of the shares of the Series of the Trust pursuant to a selling agreement between Berwyn Financial and the Trust. Under the terms of the agreement, Berwyn Financial is a selling agent for the Series in certain jurisdictions in order to facilitate the registration of shares of the Series under state securities laws and to assist in the sale of shares. Berwyn Financial does not charge a fee for the services provided under the selling agreement with the Trust. The Series of the Trust continue to bear the expenses of all filing or notification fees incurred in connection with the registration of shares under state securities laws.

More Information

More information about the investments of the Berwyn Fund Series, Berwyn Income Fund Series and Berwyn Cornerstone Fund Series is available in the Annual and Semi-Annual Reports of those Series. In a Series' Annual Report to Shareholders, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of the Series of the Trust during the last fiscal year.

You can also find more detailed information about the Trust in the current Statement of Additional Information (SAI), which we has been filed with the U.S. Securities and Exchange Commission (the SEC) and which is legally a part of this prospectus. You may also wish to obtain information from The Berwyn Funds' Web site (www.theberwynfunds.com).

You can find reports and other information about the Trust on the SEC Web site (www.sec.gov), or you can get copies of this information after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102 or by electronic request to the SEC's e-mail address: publicinfo@sec.gov. Information about the Trust, including the SAI, can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1-202-942-8090.

Shareholder Services

PFPC Inc.
P.O. Box 9815
Providence, RI 02940-9840

800-992-6757 (toll-free)

(Investment Company Act File Number 811-04963)

THE BERWYN FUNDS

Shareholder Services
c/o PFPC, Inc.
P.O. Box 9815
Providence, RI 02940-9840

Berwyn Fund Series

Berwyn Income Fund Series

Berwyn Cornerstone Fund Series

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the prospectus of The Berwyn Funds (the Trust) dated May 1, 2004 The Prospectus may be obtained by writing to the Trust at the above address or calling 1-800-992-6757. The audited financial statements of Berwyn Fund Series, Berwyn Income Fund Series and Berwyn Cornerstone Fund Series for the year ended December 31, 2003, and the report thereon of Briggs, Bunting & Dougherty, LLP, independent accountants, included in the 2003 Annual Report of Berwyn Fund Series, Berwyn Income Fund Series, and Berwyn Cornerstone Fund Series are incorporated by reference in this SAI The current prospectus and annual report are available without charge by calling 1-(800) 992-6757.

TABLE OF CONTENTS

Berwyn Fund Series

Berwyn Income Fund Series

Berwyn Cornerstone Fund Series

Trustees and Officers

Code of Ethics

Ownership of the Trust

Computation of Net Asset Value

Share Purchases

Distributor

Redemption of Shares

Calculation of Performance Data

General Information

Distribution and Taxes

Financial Statements

Appendix A - Standard & Poor's Bond Ratings

Appendix B - Moody's Bond Ratings

BERWYN FUND SERIES

INVESTMENT POLICIES AND RISK FACTORS

(See also "Investment Objective, Principal Investment Strategies and Related Risks " for Berwyn Fund Series in the Trust's Prospectus.)

Berwyn Fund Series (BF) is a no-load, non-diversified series of shares of The Berwyn Funds, an open-end management investment company, that seeks long term capital appreciation by investing in common stocks and fixed income securities that offer a potential for capital appreciation. Current income is a secondary consideration.

Under normal market conditions, BF invests at least 80% of the value of its net assets in common stocks. BF invests in common stocks that The Killen Group, Inc. (the Adviser) considers to be selling at undervalued prices. These are stocks selling substantially below their book value or at a low valuation to present earnings or are stocks of companies, judged by the Adviser, to have above average growth prospects and to be selling at a small premium to book value or at modest valuation to their present earnings level. The investment approach of BF may be deemed contrarian in that it may lead BF to select stocks not recommended by other investment advisers or brokerage firms.

BF may invest more than 5% of its assets in iShares Funds, an Exchange Traded Fund (ETF). ETFs are shares of open-end management investment companies that invest in portfolios designed to replicate various indices and trade on exchanges in the same manner as stocks.

BF, however, will not make new investments in iShares Funds that would cause their total value to exceed 10% of the Fund's net assets. When BF invests in iShares Funds or other ETFs, BF will pay a management fee on the money so invested, in addition to its operating expenses. As of December 31, 2003, BF had no investment in ETFs.

While the portfolio of BF emphasizes common stocks, BF may also invest up to 20% of the value of its net assets in fixed income securities. The fixed income securities in which BF invests are corporate bonds and preferred stocks. BF selects fixed income securities that, in the judgment of the Adviser, have a potential for capital appreciation due to a decline in prevailing interest rates. Some of the fixed income securities may be convertible into common stock.

There are no restrictions on the Adviser as to the investment rating a fixed income security must have in order to be purchased. BF may purchase fixed income securities in any rating listed by Standard & Poor's Ratings Group (Standard & Poor's) and Moody's Investors Service, Inc. (Moody's). (See Appendices A and B for Standard & Poor's and Moody's definitions of Bond ratings.) This means that BF may invest up to 20% of the value of its net assets in high yield, high risk corporate debt securities that are commonly referred to as "junk bonds." These are corporate debt securities that are rated lower than BBB by Standard & Poor's and Baa by Moody's. These securities have a low rating due to the fact that the issuers of the securities are not considered as creditworthy as the issuers of investment grade bonds. There is the risk that the issuer of a lower rated security may default in the payment of interest and principal. On the whole, these lower rated securities are considered speculative investments. As of December 31, 2003, 0.1% of BF's net assets was invested in lower rated corporate debt securities.

BF may, for temporary defensive purposes, invest all or a portion of its assets in no-load money market funds, savings accounts or certificates of deposit of domestic banks with assets in excess of $1,000,000, commercial paper with the rating of A-l and P-1, as defined in Standard & Poor's and Moody's Commercial Paper Ratings, respectively), repurchase agreements, U.S. Treasury bills, notes and bonds, or cash.

Investment by BF in a no-load money market fund will result in BF paying a management fee and other fund expenses on the money invested in such fund in addition to the operating expenses of BF.

BF may also invest in Real Estate Investment Trusts (REITs). REITs are companies that invest in real estate, long and short term mortgages and construction loans. REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax. Some REITs own properties and earn income from leases and rents. These types of REITs are termed Equity REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed Mortgage REITs. Finally, there are Hybrid REITs that own properties and hold mortgages. BF may invest in any of the three types of REITs and may purchase the common stocks, preferred stocks or bonds issued by REITs. BF invests in REITs that generate income and have a potential for capital appreciation. There are risks in investing in REITs. The property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless. The Adviser, however, monitors the investment environment and BF's investments as a means of controlling exposure to these risks. As of December 31, 2003, BF had 2.6% of its net assets invested in REITs.

BF may also invest in repurchase agreements. In a repurchase agreement, a seller of securities, usually a banking institution or securities dealer, sells securities to BF and agrees with BF at the time of sale to repurchase the securities from BF at a mutually agreed upon time and price. BF intends to enter into repurchase agreements only with established banking institutions that deal in U.S. Treasury bills and notes. BF intends to invest mostly in overnight repurchase agreements. BF will only invest up to 5% of its net assets in repurchase agreements. In the event of the bankruptcy of the seller of a repurchase agreement or the failure of a seller to repurchase the underlying securities as agreed upon, BF could experience losses. Such losses could include a possible decline in the value of the underlying securities during the period while BF seeks to enforce its rights thereto and a possible loss of all or part of the income from such securities. BF would also incur additional expenses enforcing its rights. As of December 31, 2003, BF had no assets invested in repurchase agreements.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies of BF. Fundamental policies may not be changed without approval by vote of a majority of BF's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the 1940 Act), such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of BF's outstanding shares, or (b) at least 67% of shares present or represented by proxy at the meeting, provided that the holders of more than 50% of BF's outstanding shares are present in person or represented by proxy.

When investing its assets, BF will not:

(1) purchase more than 10% of the outstanding voting securities of a single issuer;

(2) invest more than 25% of the value of its total assets in any one industry;

(3) lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be making a loan;

(4) buy or sell real estate, real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles;

(5) underwrite securities of other issuers, except as BF may be deemed to be an underwriter under the Securities Act of 1933, as amended (the 1933 Act) in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

(6) make short sales or purchase securities on margin;

(7) borrow money, except that BF may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

(8) invest for the purposes of exercising control or management;

(9) invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public);

(10) participate in a joint investment account; and

(11) issue senior securities.

In addition, BF has the following restrictions:

(1) With respect to 50% of its assets, BF will not at time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government); and

(2) With respect to the other 50% of its assets, BF will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer.

BF has also adopted certain investment restrictions that are not fundamental policies. These restrictions are that (i) BF will not invest in real estate limited partnerships or in oil, gas or other mineral leases, and (ii) BF's investments in warrants will not exceed 5% of BF's net assets. Restrictions that are not fundamental may be changed by a vote of the majority of the Board of Trustees,but if any of these nonfundamental restrictions are changed, BF will give shareholders at least sixty days' written notice.

INVESTMENT ADVISORY ARRANGEMENTS

(See also "Management and Organization" for Berwyn Fund Series in the Trust's Prospectus.)

The Killen Group, Inc. is the investment adviser to BF. Robert E. Killen is Chairman, Chief Executive Officer (CEO) and sole shareholder of the Adviser. Edward A. Killen, II is Executive Vice President and Secretary of the Adviser. Both Robert E. Killen and Edward A. Killen, II are Directors of the Adviser. In addition, Robert E. Killen is President and Chairman of the Board of Trustees of the Trust.

The Adviser provides BF with investment management services. Under the Contract for Investment Advisory Services between the Trust, on behalf of BF, and the Adviser (the Contract), dated April 28, 1999, the Adviser provides BF with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of BF's resources. In addition, employees of the Adviser administer the operation of BF. These employees prepare and maintain the accounts, books and records of BF, calculate the daily net asset value per share each day the New York Stock Exchange is open, prepare and file the documents required of BF under Federal and state laws and prepare all shareholder reports.

The Contract of BF must also be approved annually by a majority of Trustees who are not parties to the Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. BF may terminate the Contract on sixty days' written notice to the Adviser, without payment of any penalty, provided such termination is authorized by the Board of Trustees or by a vote of a majority of the outstanding voting securities of BF. The Adviser may terminate the Contract on sixty days' written notice to BF without payment of any penalty. The Contract will be automatically and immediately terminated in the event of its assignment by the Adviser.

As compensation for its investment management services to BF under the Contract, the Adviser is entitled to receive monthly compensation at the annual rate of 1% of the average daily net assets of BF. The fee is computed daily by multiplying the net assets for a day by 1% and dividing the result by 365. At the end of the month, the daily fees are added and the resulting sum is paid to the Adviser.

BF paid the Adviser $361,302 in fees in 2003, $408,124 in fees in 2002 and $374,918 in fees in 2001.

EXPENSE LIMITATION

The Contract provides that the Adviser's fee payable by BF will be reduced in any fiscal year by any amount necessary to prevent BF expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by BF or the Adviser, but inclusive of the Adviser's fee payable by BF) from exceeding 2% of the average daily net assets of BF. In any month that BF expenses exceed 2%, the Adviser's fee will be reduced so that expenses and liabilities will be 2%. Although BF expects to maintain expenses within 2% of its average daily net assets, the Adviser will not be responsible for additional expenses exceeding its advisory fee payable by BF. In the event that the net assets of BF exceed $100 million, the expense limitation will be reduced to 1.5% of the average daily net assets of BF. The expense limitation has not reduced the Adviser's fee since 1985. In 2003, BF's ratio of total annual operating expenses to average net assets was 1.41%.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Subject to policy established by the Trust's Board of Trustees, the Adviser is responsible for BF's portfolio decisions and the buying and selling of BF's portfolio securities. In executing such transactions, the Adviser seeks to obtain the best net results for BF, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities and capabilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, the Adviser is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker that effects the transaction.

The Adviser may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which in the opinion of the Board, are reasonable and necessary to the decision-making responsibilities of the Adviser for BF. The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Adviser's other clients and not all such services may be used by the Adviser in connection with BF. These services may include economic studies, industry studies, security analysis or reports, sales literature of BF's portfolio securities and statistical services furnished either directly to BF or to the Adviser. No effort is made in any given circumstance to determine the value of these materials or services or the amount by which they might have reduced expenses of the Adviser. BF may give brokerage business to brokers who have assisted in the distribution of shares of BF.

The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through affiliated brokers. Berwyn Financial Services (BFS) was the affiliated broker that BF used to execute portfolio transactions in 2003, 2002 and 2001.

BFS is affiliated with BF because Officers and a Trustee of the Trust and certain Directors and Officers of the Adviser are Officers, Directors and Shareholders of BFS. In addition, BFS serves as the Distributor for BF's shares in various jurisdictions pursuant to a written agreement.

In 2003, 2002 and 2001, respectively, BF paid a total of $63,104, $103,641 and $134,337 in commissions to BFS. These figures represent 83%, 81%, and 95% of the total commissions paid by BF, respectively. The percentage of BF's aggregate dollar amount of transactions involving the payment of commissions effected through BFS was 80% in 2003, 76% in 2002 and 97% in 2001. BF paid total brokerage commissions of $75,690 in 2003, $128,092 in 2002, $141,193 in 2001.

The amount of commissions paid by BF in 2003 was lower than the amount of commissions paid in 2002. The decline was due to the fact that BF did less trading in 2003 than in 2002.

The Adviser has other advisory clients which include individuals, trusts, pension and profit sharing plans and investment companies, some of which have similar investment objectives to BF. As such, there will be times when the Adviser may recommend purchases and/or sales of the same portfolio securities for BF and its other clients. In such circumstances, it will be the policy of the Adviser to allocate purchases and sales among BF and its other clients in a manner which the Adviser deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of BF to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

BERWYN INCOME FUND SERIES

INVESTMENT POLICIES AND RISK FACTORS

(See also "Investment Objectives, Principal Investment Strategies and Related Risks" for the Berwyn Income Fund Series in the Trust's Prospectus.)

Berwyn Income Fund Series (BIF) is a no-load, diversified series of shares of The Berwyn Funds, an open-end, management investment company. Its investment objective is to provide investors with current income while seeking to preserve capital by taking what BIF considers to be reasonable risks. In pursuing its investment objective, BIF may also offer, as a secondary consideration, the potential for capital appreciation. To achieve its objective, BIF invests in investment grade corporate debt securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities, high yield, high risk corporate debt securities (also known as junk bonds), unrated corporate debt securities, investment grade asset-backed securities, investment grade municipal bonds, and preferred and common stocks. The Adviser determines the percentage of each category of securities to purchase and hold based upon the prevailing economic and market conditions. This means, that BIF may invest up to 100% of its net assets in high yield, high risk corporate debt securities. BIF, however, may not invest in common stock when the value of the common stock in BIF'sportfolio equals or exceeds 30% of the value of BIF's net assets.

Securities rated BBB or higher by Standard & Poor's Rating Group (S&P) or Baa or higher by Moody's Investors Service, Inc. (Moody's) are considered investment grade corporate debt securities. Securities rated lower than BBB or Baa by these services are considered high yield securities. Appendices A and B list the definitions of the S&P and Moody's bond ratings.

BIF may invest in fixed income securities that are not rated. BIF will invest only in unrated securities that have a creditworthiness, in the opinion of the Adviser, that is equal to or better than the creditworthiness of fixed income securities with S&P ratings of CC or Moody's ratings of Caa.

BIF may also purchase certain debt securities that have not been registered with the U.S. Securities and Exchange Commission (the SEC) under the Securities Act of 1933, as amended

There are risks associated with investing in Rule 144A Securities. The securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities. Although Rule 144A Securities may be resold in negotiated transactions, the price realized from these sales could be less than the price originally paid by BIF or less than what may be considered the fair value of such securities. Furthermore, if such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, BIF may be required to bear the expense of registration.

In an effort to minimize the risks associated with these securities, BIF will purchase only Rule 144A Securities of companies that have publicly traded securities outstanding, have been in business a minimum of five years, and have a market capitalization of at least $100 million. Finally, BIF will purchase Rule 144A Securities only in situations where the Adviser has a reasonable expectation that the securities will be registered with the SEC within six months.

In addition to corporate debt securities, BIF may invest in the securities issued or guaranteed by the U.S. Government and its agencies, asset backed and mortgage backed securities and municipal bonds and in preferred and common stocks. The securities of the U.S. Government in which BIF invests are U.S. Treasury bonds and notes. BIF may also purchase debt securities, including mortgage backed securities issued by U.S. Government agencies or by an instrumentality of the U.S. Government. Some of the U.S. Government agencies that issue or guarantee securities include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U. S. Government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and the Federal National Mortgage Association.

U.S. Treasury bonds and notes are backed by the full faith and credit of the U.S. Government. Securities issued by U.S. Government agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, an investor must look principally to the agency or instrumentality for repayment.

Asset-backed securities are fixed income debt securities that represent partial ownership interests in pools of consumer or commercial loans, such as motor vehicle installment sales contracts, credit card receivables or trade receivables. Asset-backed securities are generally issued by special purpose entities, such as Trusts, but their ultimate value is dependent upon the repayment of the underlying borrowers. Mortgage-backed securities are fixed income debt securities that represent ownership in large, diversified pools of mortgage loans. The pools generally contain mortgages of similar rates and terms and are structured as pass-throughs, meaning the monthly payments of principal and interest from the underlying mortgage loans are passed through to the investor. Most mortgage-backed securities are issued by and/or guaranteed by an agency of the U.S. government, Government National Mortgage Association (Ginnie Mae), or by government sponsored enterprises, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). They may also be issued by private entities and backed by either residential or commercial mortgages. Municipal bonds are interest bearing securities issued by state and local governments to support their financial needs or to finance public projects. The interest on municipal bonds is exempt from Federal income taxes and, in some cases, from state and local taxes. As a result of this tax-exempt feature, municipal bonds generally yield less than corporate bonds of comparable maturity and credit quality.

There are risks to investment in these securities. Asset-backed and mortgage backed securities are subject to prepayment risk, the risk that loans that form the pools will be paid prior to maturity. This risk makes it difficult to predict the actual life of the security. During periods of falling interest rates, prepayments may accelerate, subjecting the Fund to the risk of reinvesting the proceeds at lower interest rates. During periods of rising interest rates, the prices of asset-backed and mortgage-backed securities may decline due to a slowdown in prepayments and subsequent lengthening of maturities. Although generally rated investment grade, these securities could become illiquid or experience losses if borrowers default or if guarantors or insurers default.

Municipal bonds, like most other debt securities, are subject to interest rate risk, call risk and credit risk. During periods of rising interest rates the prices of municipal bonds will likely decline. Should interest rates decline may municipal bonds are subject to call risk, meaning they may be retired prior to their final maturity and the Fund would have to reinvest the proceeds at lower interest rates. Municipal bonds are also subject to credit risk, the risk that the issuer will default and not be able to pay interest on the principal. In some instances, the payment of interest, and principal on a bond issue is tied directly to a particular project's revenues. In such cases, the credit risk may be greater than that of the governmental entity issuing the bonds. In addition to the above risks, municipal bonds may be subject to illiquidity risks in that many municipal bond offerings are relatively small in size and, as a result of the special local nature of the bond issue, have limited interest among investors.

BIF invests in preferred stocks that, in the opinion of the Adviser, are offering an above average yield in comparison to preferred stocks of the same quality or in preferred stocks offering a potential for capital appreciation. BIF may also purchase preferred stocks that are restricted securities subject to the limitations under Rule 144A described above.

BIF invests in common stocks that it considers to be selling at undervalued prices. The investment approach of BIF may be deemed "contrarian" in its selection of common stocks due to the fact that this approach may lead BIF to select stocks not recommended by other investment advisers or brokerage firms. BIF, however, will purchase only common stocks that pay cash dividends and will not purchase additional common stocks when common stocks comprise 30% or more of BIF net assets.

BIF may invest more than 5% of its assets in iShares Funds, an Exchange Traded Fund (ETF). ETFs are shares of open-end management investment companies that invest in portfolios designed to replicate various indices and trade on exchanges in the same manner as stocks.

BIF, however, will not make new investments in iShares Funds that would cause their total value to exceed 15% of the Fund's net assets. When BIF invests in iShares Funds or other ETFs, BIF will pay a management fee on the money so invested, in addition to its operating expenses. As of December 31, 2003, BIF had no investment in ETFs.

BIF also invests in Real Estate Investment Trusts (REITs). REITs are companies that invest in real estate, long and short term mortgages and construction loans. BIF will invest in the common stocks, preferred stocks and bonds issued by REITs. BIF, however, will not invest in REITs when the value of the securities of the REITs in BIF's portfolio is equal to greater than 15% of BIF's net assets. As of December 31, 2003, BIF had 10.2% of its net assets invested in the securities of REITs.

Investment by BIF in a no-load money market fund will result in BIF paying a management fee and other fund expenses on the money invested in such fund in addition to the operating expenses of BIF.

BIF may invest in repurchase agreements. In a repurchase agreement, a seller of securities, usually a banking institution or securities dealer, sells securities to BIF and agrees with BIF at the time of sale to repurchase the securities from BIF at a mutually agreed upon time and price. BIF intends to enter into repurchase agreements only with established banking institutions that deal in U.S. Treasury bills and notes. BIF intends to invest mostly in overnight repurchase agreements. In the event of bankruptcy of the seller of a repurchase agreement or the failure of the seller to repurchase the underlying securities as agreed upon, BIF could experience losses. Such losses could include a possible decline in the value of the underlying securities during the period while BIF seeks to enforce its rights thereto and a possible loss of all or part of the income from such securities. BIF would also incur additional expenses enforcing its rights. As of December 31, 2003, BIF had no assets invested in repurchase agreements.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies of BIF. Fundamental policies may not be changed without approval by vote of a majority of BIF outstanding voting securities. Under the Investment Company Act of 1940, as amended (the 1940 Act), such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of BIF outstanding shares, or (b) at least 67% of the shares present or represented by proxy at a meeting of shareholders provided that the holders of more than 50% of BIF's outstanding shares are present in person or represented by proxy.

When investing its assets, BIF will not:

(1) invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, debt or preferred stock of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U. S. Government, its agencies or instrumentalities;

(2) invest more than 25% of the value of its total assets in the securities of issuers in any one industry;

(3) lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be the making of a loan;

(4) buy or sell real estate and real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles;

(5) underwrite securities of other issuers, except as BIF may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

(6) make short sales or purchase securities on margin;

(7) borrow money, except that BIF may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

(8) invest for the purposes of exercising control or management;

(9) invest in restricted securities (securities that must be registered under the Securities Act of 1933, as amended, before they may be offered and sold to the public, except that BIF will be permitted to purchase restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended);

(10) participate in a joint investment account; and

(11) issue senior securities.

BIF has also adopted certain investment restrictions that are not fundamental policies. These restrictions are that BIF will not invest in real estate limited partnerships or oil, gas or other mineral leases and any investments in warrants will not exceed 5% of BIF net assets. Restrictions that are not fundamental policies may be changed by a vote of the majority of the Board of Trustees. If any of these non-fundamental restrictions are changed, however, BIF will give shareholders at least 60 days' written notice.

INVESTMENT ADVISORY ARRANGEMENTS

(See also "Management and Organization" for Berwyn Income Fund Series in the Trust's Prospectus.)

The Killen Group, Inc., is the investment adviser (the "Adviser") to the Fund. Robert E. Killen is Chairman, CEO and sole shareholder of the Adviser. He is also President and Chairman of the Board of Trustees of the Trust. Edward A. Killen, II, the portfolio manager of BIF, is Executive Vice President, Secretary and a Director of the Adviser.

The Adviser provides BIF with investment management services. Under the Contract for Investment Advisory Services between the Trust, on behalf of BIF, and the Adviser (the Contract), dated April 28, 1999, the Adviser provides BIF with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of the BIF's resources. In addition, employees of the Adviser administer the operation of BIF. These employees prepare and maintain the accounts, books and records of the Fund, calculate the daily net asset value per share each day the New York Stock Exchange is open, prepare and file the documents required of BIF under Federal and state laws and prepare all shareholder reports.

The Contract must be approved annually by a majority of Trustees who are not parties to the Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. BIF may terminate the Contract on sixty days' written notice to the Adviser, without payment of any penalty, provided such termination is authorized by the Board of Trustees or by a vote of a majority of the outstanding voting securities of the BIF. The Adviser may terminate the Contract on sixty days' written notice to the BIF without payment of any penalty. The Contract will be automatically and immediately terminated in the event of its assignment by the Adviser.

As compensation for its investment management services to BIF under the Contract, the Adviser is entitled to receive monthly compensation at the annual rate of 0.50% of the average daily net assets of the BIF. The fee is computed daily by multiplying the net assets for a day by the appropriate percentage and dividing the result by 365. At the end of the month, the daily fees are added and the sum is paid to the Adviser.

BIF paid the Adviser $561,699 in fees in 2003, $297,658 in fees in 2002 and $247,534 in 2001.

EXPENSE LIMITATION

The Contract provides that the Adviser's fee payable by BIF will be reduced in any fiscal year by any amount necessary to prevent BIF's expenses (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by BIF or the Adviser, but inclusive of the Adviser's fee payable by BIF) from exceeding 2% of the average daily net assets of BIF. In any month that BIF expenses exceed 2%, the Adviser's fee will be reduced so that expenses and liabilities will be 2%. Although BIF expects to maintain expenses within 2% of its average daily net assets, the Adviser will not be responsible for additional expenses exceeding its advisory fee payable by BIF. In the event that the net assets of BIF exceed $100 million, the expense limitation will be reduced to 1.5% of the average daily net assets of BIF. The expense limitation has not reduced the Adviser's fee since 1988. In 2003 BIF total annual operating expenses amounted to 0.67% the average daily net assets of BIF.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Subject to policy established by the Trust's Board of Trustees, the Adviser is responsible for BIF's portfolio decisions and the buying and selling of BIF's portfolio securities. In executing such transactions, the Adviser will seek to obtain the best net results for BIF, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities and capabilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, the Adviser is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker that effects the transaction.

The Adviser may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services which, in the opinion of the Board, are reasonable and necessary to BIF normal operations. The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Adviser's other clients, and not all such services may be used by the Adviser in connection with BIF. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to BIF or to the Adviser. The Adviser makes no effort in any given circumstance to determine the value of these materials or services or the amount they might have reduced expenses of the Adviser. BIF may give brokerage business to brokers who have assisted in the distribution of shares of BIF.

The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through affiliated brokers. Berwyn Financial Services (BFS) was the affiliated broker that BIF used to execute portfolio transactions in 2003, 2002 and 2001. BFS is affiliated with the BIF because Officers and a Trustee of the Trust and certain Directors and Officers of the Adviser are Officers, Directors and Shareholders of BFS. In addition, BFS serves as the distributor for the BIF's shares in various jurisdictions pursuant to a written agreement.

In 2003, 2002 and 2001, BIF paid $85,958, $72,152 and $47,242 in commissions to BFS, respectively. These figures represent 96%, 98% and 94% of the commissions paid by BIF. The percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through BFS was 96% in 2003, 98% in 2002 and 94% in 2001.

BIF paid total commissions of $89,205 in 2003, $73,432 in 2002 and $50,521 in 2001. The amount paid by BIF in 2003 was higher than the amount paid in 2002. The increase was due to the fact that the net assets of BIF increased during the year and the amount of trading increased.

The Adviser has other advisory clients which include individuals, trusts and pension and profit sharing funds and investment companies, some of which have similar investment objectives to BIF. As such, there will be times when the Adviser may recommend purchases and/or sales of the same portfolio securities for BIF and its other clients. In such circumstances, it will be the policy of the Adviser to allocate purchases and sales among BIF and its other clients in a manner which the Adviser deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of BIF to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

BERWYN CORNERSTONE FUND SERIES

INVESTMENT POLICIES AND RISK FACTORS

(See also "Investment Objective, Principal Investment Strategies and Related Risks" for Berwyn Cornerstone Fund Series in the Trust's Prospectus.)

Berwyn Cornerstone Fund Series ( BCF) is a no-load, non-diversified series of shares of The Berwyn Funds, an open-end management investment company, that seeks long term capital appreciation by investing in equity and fixed income securities that offer a potential for capital appreciation. Current income is a secondary consideration.

The Fund's investment adviser (the Adviser) will determine the percentage of the Fund's net assets to invest in each type of security based upon the prevailing economic and market conditions. BCF invests in common stock the Adviser considers to be selling at undervalued prices. These are stocks selling substantially below their book value or at a low valuation to present earnings or are stocks of companies, judged by the Adviser, to have above average growth prospects and to be selling at a small premium to book value or at modest valuation to their present earnings level. The investment approach of BCF may be deemed contrarian in that it may lead BCF to select stocks not recommended by other investment advisers or brokerage firms.

BCF may invest more than 5% of its assets in iShares Funds, an Exchange Traded Fund (ETF). ETFs are shares of open-end management investment companies that invest in portfolios designed to replicate various indices and trade on exchanges in the same manner as stocks.

BCF, however, will not make new investments in iShares Funds that would cause their total value to exceed 25% of the Fund's net assets. When BCF invests in iShares Funds or other ETFs, BCF will pay a management fee on the money so invested, in addition to its operating expenses. As of December 31, 2003, 8.9% of BCF's net assets was invested in ETFs.

The fixed income securities in which BCF invests are corporate bonds and preferred stocks. Some of the fixed income securities may be convertible into common stock. BCF selects fixed income securities that, in the judgment of the Adviser, have a potential for capital appreciation due to a decline in prevailing interest rates.

There are no restrictions on the Adviser as to the investment rating a fixed income security must have in order to be purchased. BCF may purchase fixed income securities in any rating listed by Standard & Poor's Ratings Group (Standard & Poor's) and Moody's Investors Service, Inc. (Moody's). (See Appendices A and B for Standard & Poor's and Moody's definitions of bond ratings.) This means that BCF may invest up to 20% of the value of its net assets in high yield, high-risk corporate debt securities that are commonly referred to as junk bonds. These are corporate debt securities that are rated lower than BBB by Standard & Poor's and Baa by Moody's. These securities have a low rating due to the fact that the issuers of the securities are not considered as creditworthy as the issuers of investment grade bonds. There is the risk that the issuer of a lower rated security may default in the payment of interest and principal. On the whole, these lower rated securities are considered speculative investments. As of December 31, 2003, BCF did not have any investments in fixed income securities.

BCF may, for temporary defensive purposes, invest all or a portion of its assets in no-load money market funds, savings accounts or certificates of deposit of domestic banks with assets in excess of $1,000,000, commercial paper with the highest investment grade rating (i.e., A-l and P-1, as defined in Standard & Poor's and Moody's Commercial Paper Ratings, respectively), repurchase agreements, U.S. Treasury bills, notes and bonds, or cash.

Investment by BCF in a no-load money market fund will result in BCF paying a management fee and other fund expenses on the money invested in such fund in addition to the operating expenses of BCF.

BCF may also invest in Real Estate Investment Trusts ("REITs"). REITs are companies that invest in real estate, long and short term mortgages and construction loans. REITs normally do not pay federal income tax but distribute their income to their shareholders who become liable for the tax. Some REITs own properties and earn income from leases and rents. These types of REITs are termed Equity REITs. Other REITs hold mortgages and earn income from interest payments. These REITs are termed Mortgage REITs. Finally, there are Hybrid REITs that own properties and hold mortgages. BCF may invest in any of the three types of REITs and may purchase the common stocks, preferred stocks or bonds issued by REITs. BCF invests in REITs that generate income and have a potential for capital appreciation. There are risks in investing in REITs. The property owned by a REIT could decrease in value and the mortgages and loans held by a REIT could become worthless. The Adviser, however, monitors the investment environment and BCF's investments as a means of controlling the exposure to these risks. As of December 31, 2003, BCF did not have any investments in REITs.

BCF may also invest in repurchase agreements. In a repurchase agreement, a seller of securities, usually a banking institution or securities dealer, sells securities to BCF and agrees with BCF at the time of sale to repurchase the securities from BCF at a mutually agreed upon time and price. BCF intends to enter into repurchase agreements only with established banking institutions that deal in U.S. Treasury bills and notes. BCF intends to invest mostly in overnight repurchase agreements. In the event of the bankruptcy of the seller of a repurchase agreement or the failure of a seller to repurchase the underlying securities as agreed upon, BCF could experience losses. Such losses could include a possible decline in the value of the underlying securities during the period while BCF seeks to enforce its rights thereto and a possible loss of all or part of the income from such securities. BCF would also incur additional expenses enforcing its rights. As of December 31, 2003, BCF did not have any investments in repurchase agreements.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies of BCF. Fundamental policies may not be changed without approval by vote of a majority of BCF's outstanding voting securities. Under the Investment Company Act of 1940, as amended (the 1940 Act), such approval requires the affirmative vote at a meeting of shareholders of the lesser of (a) more than 50% of BCF's outstanding shares, or (b) at least 67% of shares present or represented by proxy at the meeting, provided that the holders of more than 50% of BCF's outstanding shares are present in person or represented by proxy.

When investing its assets, BCF will not:

(1) purchase more than 10% of the outstanding voting securities of a single issuer;

(2) invest more than 25% of the value of its total assets in any one industry;

(3) lend money, provided that for purposes of this restriction, the acquisition of publicly distributed corporate bonds, and investment in U.S. government obligations, short-term commercial paper, certificates of deposit and repurchase agreements shall not be deemed to be making of a loan;

(4) buy or sell real estate, real estate mortgage loans, commodities, commodity futures contracts, puts, calls and straddles;

(5) underwrite securities of other issuers, except as BCF may be deemed to be an underwriter under the Securities Act of 1933, as amended (the 1933 Act) in connection with the purchase and sale of portfolio securities in accordance with its objectives and policies;

(6) make short sales or purchase securities on margin;

(7) borrow money, except that BCF may borrow up to 5% of the value of its total assets at the time of such borrowing from banks for temporary or emergency purposes (the proceeds of such loans will not be used for investment or to purchase securities, but will be used to pay expenses);

(8) invest for the purposes of exercising control or management;

(9) invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public);

(10) participate in a joint investment account; and

(11) issue senior securities.

In addition, BCF has the following restrictions:

(1) With respect to 50% of its assets, BCF will not at time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government); and

(2) With respect to the other 50% of its assets, BCF will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer.

BCF has also adopted certain investment restrictions that are not fundamental policies. These restrictions are that (i) BCF will not invest in real estate limited partnerships or in oil, gas or other mineral leases, and (ii) BCF's investments in warrants will not exceed 5% of BCF's net assets. Restrictions that are not fundamental may be changed by a vote of the majority of the Board of Trustees. But if any of these nonfundamental restrictions are changed, BCF will give shareholders at least 60 days' written notice.

INVESTMENT ADVISORY ARRANGEMENTS

(See also "Management and Organization" for Berwyn Cornerstone Fund Series in the Trust's Prospectus.)

The Killen Group, Inc. is the investment adviser (the Adviser) to BCF. Robert E. Killen is Chairman, Chief Executive Officer (CEO) and sole shareholder of the Adviser. Edward A. Killen, II is Executive Vice President and Secretary of the Adviser. Both Robert E. Killen and Edward A. Killen, II are Directors of the Adviser. In addition, Robert E. Killen is President and Chairman of the Board of Trustees of the Trust.

The Adviser provides BCF with investment management services. Under the Contract for Investment Advisory Services between the Trust, on behalf of BCF, and the Adviser (the Contract), dated February 5, 2002, the Adviser provides BCF with advice and recommendations with respect to investments, investment policies, the purchase and sale of securities and the management of BCF's resources. In addition, employees of the Adviser administer the operation of BCF. These employees prepare and maintain the accounts, books and records of BCF, calculate the daily net asset value per share each day the New York Stock Exchange is open, prepare and file the documents required of BCF under Federal and state laws and prepare all shareholder reports.

The Contract provided that it would remain in effect initially for two years. After the two year period, the Contract must be approved annually by a majority of Trustees who are not parties to the Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. BCF may terminate the Contract on sixty days' written notice to the Adviser, without payment of any penalty, provided such termination is authorized by the Board of Trustees or by a vote of a majority of the outstanding voting securities of BCF. The Adviser may terminate the Contract on sixty days' written notice to BCF without payment of any penalty. The Contract will be automatically and immediately terminated in the event of its assignment by the Adviser.

As compensation for its investment management services to BCF under the Contract, the Adviser is entitled to receive monthly compensation at the annual rate of 1% of the average daily net assets of BCF. The fee is computed daily by multiplying the net assets for a day by 1% and dividing the result by 365. At the end of the month, the daily fees are added and the resulting sum is paid to the Adviser. The Adviser waived its advisory fees due from BCF in 2003.

EXPENSE LIMITATION

The Contract provides that the Adviser's fee payable by BCF will be reduced in any fiscal year by any amount necessary to prevent Fund expenses and liabilities (excluding taxes, interest, brokerage commissions and extraordinary expenses, determined by BCF or the Adviser, but inclusive of the Adviser's fee payable by BCF) from exceeding 2% of the average daily net assets of BCF. In any month that BCF expenses and liabilities exceed 2%, the Adviser's fee will be reduced so that expenses and liabilities will be 2%. Once the net assets of BCF exceed $100 million, the expense limitation will be reduced to 1.5% of the average daily net assets of BCF. The Adviser waived its fees in 2003 and paid certain expenses of BCF. The contract between the Adviser and BCF requires the Adviser to waive its fee under the present circumstances. The Adviser may, however, discontinue payment of BCF's expenses at any time. BCF's expense ratio was 1.89%. Without the waiver and expense payments the ratio would have been 11.30%.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Subject to policy established by the Trust's Board of Trustees, the Adviser is responsible for BCF's portfolio decisions and the buying and selling of BCF's portfolio securities. In executing such transactions, the Adviser seeks to obtain the best net results for BCF, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities and capabilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, the Adviser is authorized to pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker that effects the transaction.

The Adviser may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which in the opinion of the Board, are reasonable and necessary to the decision-making responsibilities of the Adviser to BCF. The services provided by these brokerage firms may also be used in dealing with the portfolio transactions of the Adviser's other clients and not all such services may be used by the Adviser in connection with BCF. Those services may include economic studies, industry studies, security analysis or reports, sales literature of BCF's portfolio securities and statistical services furnished either directly to BCF or to the Adviser. No effort is made in any given circumstance to determine the value of these materials or services or the amount by which they might have reduced expenses of the Adviser. BCF may give brokerage business to brokers who have assisted in the distribution of shares of BCF.

The Board has adopted procedures pursuant to Rule 17e-1 under the 1940 Act that permit portfolio transactions to be executed through affiliated brokers. Berwyn Financial Services (BFS) is a broker affiliated with BCF because Officers and a Trustee of the Trust and certain Directors and Officers of the Adviser are Officers, Directors and Shareholders of BFS. In addition, BFS serves as the Distributor for BCF's shares in various jurisdictions pursuant to a written agreement. In 2003 and in 2002, BCF paid $4,780 and $1,110, respectively, in commissions to BFS. These figures represent 100% of the commissions paid by BCF. BCF paid more in commissions in 2003 due to the fact that its net assets increased, as a result its trading increased.

The Adviser has other advisory clients which include individuals, trusts, pension and profit sharing plans and investment companies, some of which have similar investment objectives to BCF. As such, there will be times when the Adviser may recommend purchases and/or sales of the same portfolio securities for BCF and its other clients. In such circumstances, it will be the policy of the Adviser to allocate purchases and sales among BCF and its other clients in a manner which the Adviser deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of BCF to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

TRUSTEES AND OFFICERS

The Board of Trustees oversees the management of the business of the Trust and its Series. The Trust has three Series, Berwyn Fund Series, Berwyn Income Fund Series and Berwyn Cornerstone Fund Series. Each Series has one portfolio.

The Board of Trustees was initially elected by shareholders. Under the Declaration of Trust, each Trustee serves during the lifetime of the Trust until he or she resigns, dies or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Board of Trustees sets broad policies for the Trust and has responsibility for supervision of its operations. The daily operations of the Trust are administered by employees of the Adviser under the Board's supervision.

The Board has an audit committee, but does not have a standing nomination or compensation committee. The members of the audit committee are Denis P. Conlon and Deborah D. Dorsi, the Independent Trustees on the Board. The audit committee reviews the financial condition and the auditing of the financial statements of the Trust, and selects the Trust's independent public accountants. The audit committee held one meeting during the last fiscal year of the Trust.

The Trustees and executive officers of the Trust, their ages, principal occupations for the past five years and the aggregate dollar range of shares owned in the three Series of the Trust are listed below:

Name, Age, Position and Address	Principal Occupations for the Past Five Years	Aggregate Dollar Range of Shares Owned in Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund Series as of 12/31/03
Interested Trustee
Robert E. Killen (63) President and Trustee 1199 Lancaster Ave. Berwyn, PA 19312

President and Chairman of the Board for the Trust since February 1999.

Director of Westmoreland Coal Co. (a mining company) since July 1996. Director and shareholder, Berwyn Financial Services Corp. (BFS), a financial services company (registered as a broker-dealer with the SEC since December 1993 and a member of the National Association of Securities Dealers, Inc. (the NASD) since July 1994) since October 1991. President and Director of Berwyn Income Fund, Inc. (BIF) and The Berwyn Fund, Inc. (TBF), predecessors of the Series of the Trust (both registered investment companies managed by the Adviser), from December, 1986 to April 1999 and from February 1983 to April 1999, respectively. Chairman, Chief Executive Officer and sole shareholder of the Adviser (an investment advisory firm) since April 1996. President, Treasurer, Director and sole shareholder of the Adviser from September 1982 to March 1996.

Over $100,000 BF Over $100,000 BIF Over $100,000 BCF
Non-Interested Trustees
Denis P. Conlon (56) Trustee 1199 Lancaster Ave. Berwyn, PA	Trustee of the Trust since February 1999. Director of BIF and TBF from June 1992 to April 1999. President and Chief Executive Officer of CRC Industries (a worldwide manufacturer) since 1996.	$50,001-$100,000 BF $10,001-$50,000 BIF $0 BCF
Deborah D. Dorsi (48)1 Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Trustee of the Trust since February 1999.

Director of BIF and TBF from April 1998 to April 1999. Retired industry executive since 1994. Director, Worldwide Customer Support, Kulicke & Soffa Industries, Inc. (Semi Conductor Equipment Manufacturer) from 1993-1994

$10,001- $50,000 BF $0 - $10,000 BIF $0 BCF
Officer of the Trust
Kevin Ryan (56) 1 2 3 Secretary-Treasurer 1189 Lancaster Ave. Berwyn, PA

Secretary Treasurer of the Trust since February 1999.

President, Treasurer, Director and shareholder of BFS since October 1991.

Secretary and Treasurer of TBF from February 1983 to April 1999 and BIF from December 1986 to April 1999, Director of TBF from February 1983 to march 1999. Legal counsel to the Adviser since September 1985.

Over $100,000 BF Over $100,000 BIF $50,001-$100,000 BCF

The value of shares listed for Mr. Killen includes shares owned by his wife, companies in which he is the major shareholder and Partnerships of which he is General Partner. The value of shares listed for Ms. Dorsi includes shares owned by her husband. The value of shares listed for Mr. Ryan includes shares owned by Partnerships of which he is a General Partner, by a corporation in which he is a major shareholder and by members of his family.

2 Robert E. Killen and Kevin M. Ryan are "interested persons" of the Trust as defined in the 1940 Act.

3 Robert E. Killen and Kevin M. Ryan are brothers-in-law. Robert E. Killen is an Officer, Director and sole shareholder of the Adviser. He is also a Director and Officer of BFS, a registered broker-dealer and owns one-third of its outstanding shares. Edward A. Killen, II is an Officer and Director of the Adviser. He is also an Officer, Director and owner of one-third of the outstanding shares of BFS. Kevin M. Ryan is legal counsel to the Adviser and an Officer, Director and owner of one-third of the outstanding shares of BFS. In addition, Robert E. Killen and Edward A. Killen, II are brothers and Kevin M. Ryan is brother-in-law to both. BFS serves as the distributor for the shares of the Trust's Series in certain jurisdictions.

Mr. Conlon and Ms. Dorsi are the Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"). They were paid a fee of $1200 for each Board or Committee meeting attended in the last fiscal year of the Trust. If Board and Committee meetings are held on the same day, the Independent Trustees receive only one $1200 fee for all meetings on the same day. The Trust has not adopted a pension or retirement plan or any other plan that would afford benefits to the Trust. The Trust paid Ms. Dorsi and Mr. Conlon each $4,800 for the fiscal year ending December 31, 2003. The Trust is not a part of any fund complex.

Officers of the Trust are not paid compensation by the Trust or any fund complex for their work as Officers. No fees are paid by the Trust or any fund complex to the Trustees that are not Independent Trustees for the performance of their duties.

See "Management and Organization" for each Series in Trust's Prospectus for a discussion of management responsibility of the Board and the Officers.

CODE OF ETHICS

The Trust, its Adviser and BFS have adopted a Code of Ethics (Code) that applies to the personal securities transactions of the Trustees and Officers of the Trust and to the personal securities transactions of the Directors, Officers and employees of the Adviser and BFS. The Code allows these individuals to invest in securities, even securities purchased and held by the Trust, if certain restrictions are met.

The Code of Ethics of the Trust, Adviser and BFS have been filed as part of a registration statement with the SEC. The Code may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Anyone who is interested may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. The Code of Ethics is available on the EDGAR Database on the SEC's Internet site at http:\\www.sec.gov and copies of it may be obtained, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or sending a request to the following e-mail address: publicinfo@sec.gov.

PROXY VOTING POLICIES

The Trust and its Adviser have adopted policies for voting proxies of the securities in the portfolios of the series of the Trust. The Investment Committee of the Adviser will vote the proxies. The Committee will vote the proxies in what it considers to be the best interest of the shareholders of the particular series that holds the security being voted. Any committee member that is affiliated in any manner with the issuer of a proxy, including stock ownership, directorship or employment of a family member, will not participate in the decision on the proxy. The Trust will file Form N-Px with the SEC by August 31, 2004. Form N-Px will contain information on the proxies voted by the Trust from July 1, 2003 to June 30, 2004. A copy of Form N-Px will be available on the Trust's Web site http://www.theberwynfunds.com after August 31, 2004 and on the SEC website www.sec.gove.

OWNERSHIP OF THE TRUST

BERWYN FUND SERIES

As of January 31, 2004 there were 2,114,529 shares of BF outstanding. Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA was the record owner of 12% of the outstanding shares. Schwab holds the shares in nominee name for its customers and does not have the power to vote the shares or to sell them. National Financial Services LLC (National), One World Financial Center, 200 Liberty St., New York, NY was the record owner of 20% of the outstanding shares. National holds the shares in nominee name for its customers and does not have the power to vote or sell the shares. Robert E. Killen, 1199 Lancaster Ave., Berwyn, PA owns 11% of the outstanding shares beneficially and of record. He is the record owner of 1% of the outstanding shares and the beneficial owner of 10%. The records of BF do not indicate that any other individual owns more than 5% of its outstanding shares. As of January 31, 2004, Trustees and Officers of BF, as a group, owned beneficially and of record 295,612 shares, which constituted 14% of the outstanding shares of BF.

BERWYN INCOME SERIES

As of January 31, 2004, there were 12,158,030 shares of BIF outstanding. Charles Schwab & Co. (Schwab) was the record owner of 35% of the outstanding shares. National Financial Services LLC (National) was the record owner of 26% of the outstanding shares. Although Schwab and National are record owners of more than 25% of the outstanding shares, neither can be considered to control BIF. Each of these entities holds the shares in nominee name for their customers and they do not have the power to vote or sell the shares. The records of BIF do not indicate that any individual owns more than 5% of its outstanding shares. As of January 31, 2004, Trustees and Officers of BIF, as a group, owned beneficially and of record 171,679 shares of BIF which constituted 1% of the outstanding shares.

BERWYN CORNERSTONE FUND SERIES

As of January 31, 2004, there were 110,298 shares of BCF outstanding. Robert E. Killen, 1199 Lancaster Ave., Berwyn, PA owns 23% of the outstanding shares beneficially and of record. He is the record owner of 9% of the outstanding shares and the beneficial owner of 14%. Custom Environmental Tech Profit Sharing Pan, 8 Iron Bridge Drive, Collegeville, PA is the record owner of 14% of the outstanding shares. Moses Hochman, 1713 Gunning Drive, Wilmington, DE, is the record owner of 9% of the outstanding shares. Berwyn Financial Services, 1189 Lancaster Ave., Berwyn, PA is the record owner of 7% of the outstanding shares. The records of BCF do not indicate that any other individual owns more than 5% of its outstanding shares. As of January 31, 2004, Trustees and Officers of BCF as a group owned beneficially and of record 33,327 shares of BCF which constituted 30% of the outstanding shares

COMPUTATION OF NET ASSET VALUE

(See also "Shareholder Information Buying Shares" in the Prospectus).

The net asset value per share of a Series of the Trust is determined by dividing the total value of the investments of the Series plus other assets, less any liabilities, by the total number of outstanding shares of that Series. Net asset value per share is determined at the close of regular trading on the New York Stock Exchange (the Exchange) (ordinarily 4:00 p.m. Eastern Time) on each day that the Exchange is open.

SHARE PURCHASES

(See also "Shareholder Information" in the Prospectus)

The Trust offers shares for sale on a continuous basis. The Trust does not impose a sales charge (load) on the purchase of the shares of its Series. The offering price of shares of a Series is the net asset value per share next determined after receipt by the Transfer Agent or a broker authorized by the Trust to receive orders for the purchase of shares. The net asset value of shares can be expected to fluctuate daily.

The minimum initial investment is $3,000 per investor. This investment may be divided by a single investor among different investment accounts in one Series that total $3,000 in the aggregate or among accounts in the three Series of the Trust. Subsequent investments must be at least $250 per account. The minimum initial investment for Individual Retirement Accounts (IRAs) is $1,000. The minimum is $250 for a spousal IRA. Subsequent investments in IRAs must be at least $250. There are no minimum requirements for pension and profit sharing plans or custodial accounts for minors.

The Trust reserves the right to reduce or waive the minimum purchase requirements in certain cases where subsequent and continuing purchases are contemplated.

DISTRIBUTOR

Shares of each Series of the Trust are offered to the public at net asset value, without the imposition of a sales load.

Berwyn Financial Services (BFS), a broker-dealer registered with the SEC and a member of the NASD, is a current distributor of the Trust's shares, pursuant to a selling agreement which became effective on April 30, 1999 (the Selling Agreement). Under the Selling Agreement, BFS is the non-exclusive agent in certain jurisdictions for the Trust's continuous offering of shares of its Series and does not receive any compensation from BCF. The jurisdictions in which BFS is the distributor are Alabama, Arizona, Arkansas, Connecticut, Maryland, North Dakota, Nebraska, Texas, Vermont and West Virginia.

The Selling Agreement provides that it will continue in effect from year to year only so long as such continuance is approved at least annually by the Trust's Board of Trustees and by the vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Selling Agreement will terminate automatically in the event of its assignment. Robert E. Killen, a Trustee of the Trust, is a Director of BFS.

REDEMPTION OF SHARES

(See "Redeeming Shares" in the Prospectus).

The Trust will redeem all full and fractional shares of a Series upon receipt of a written request in proper form. The redemption price is the net asset value per share of the Series next determined after receipt of proper notice of redemption. In certain circumstances described in the Prospectus, the shareholder could receive, upon redemption of shares of a Series, portfolio securities that were held by the Series rather than cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series from which a redemption is being made during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities, and such valuation will be made as of the same time the redemption price is determined. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

CALCULATION OF PERFORMANCE DATA

BERWYN FUND SERIES

The average annual total returns of Berwyn Fund Series of the Trust (BF) for one year, five years and ten years ended December 31, 2003, as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distributions and sale of shares of BF, are listed below:

	1 Year	5 Years	10 Years
Return Before Taxes	50.01%	11.90%	9.77%
Return After Taxes on Distributions	49.02%	11.06%	8.23%
Return After Taxes on Distributions and Sale of Shares	41.15%	8.85%	6.58%

The one year performance is for the period January 1, 2003 to December 31, 2003. The five year period runs from January 1, 1999 to December 31, 2003 and the ten year period runs from January 1, 1994 to December 31, 2003. To obtain the return before taxes, BF computed its average total return for each period of time. BF made this calculation by first determining the total return for a period and then using an exponential function based upon the number of years involved to obtain an average.

The total return for a period is calculated by determining the redeemable value on the last day of the period of a $1,000 initial investment made at the beginning of the period, with dividend and capital gains reinvested on the reinvestment date and dividing the value by $1,000. The average annual total return for the period is calculated by taking the total return for the period and determining the annual average by using an exponential function based upon the number of years and any fraction thereof in the period.

The above method is used to calculate the average annual total returns before taxes. To determine the average annual total returns after taxes on distributions the taxes due on distributions during the period are calculated using the highest individual marginal federal income taxes on the reinvestment date. The amount of taxes due are deducted from the distributions and the remainder is reinvested. The tax rates used correspond to the tax character of each component of the distributions. Ordinary income rates are used for ordinary income distributions, short term capital gain rates for short term capital gain distributions and long term capital gain rates for long term capital gains. To determine the average annual total returns after taxes on distributions and sale of Fund shares, BF would calculate the average annual total returns, taking into account the taxes due distributions and taxes due on the sale of the shares at the end of the 1, 5 and 10 year periods. The amounts remaining after the deductions for taxes would be used to determine the returns after taxes on distributions and sale of Fund shares.

In addition to average annual returns listed above, BF calculates its total returns on a calendar year basis. Listed below are BF's total returns for each calendar year from 1994 through 2003:

January 1, 1994 to December 31, 1994	3.90%
January 1, 1995 to December 31, 1995	19.18%
January 1, 1996 to December 31, 1996	14.35%
January 1, 1997 to December 31, 1997	26.05%
January 1, 1998 to December 31, 1998	-18.90%
January 1, 1999 to December 31, 1999	-4.60%
January 1, 2000 to December 31, 2000	2.10%
January 1, 2001 to December 31, 2001	28.93%
January 1, 2002 to December 31, 2002	-6.88%
January 1, 2003 to December 31, 2003	50.01%

BF calculates the total return for a calendar year by determining the redeemable value on the last day of the year of $1,000 investment made at the beginning of the year with dividends and capital gains reinvested on the reinvestment date and dividing that value by $1,000.

All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance.

BERWYN INCOME FUND SERIES

The average annual total return of Berwyn Income Fund Series ("BIF") of the Trust for one year, five years and ten years ended December 31, 2003, as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distributions and sale of shares of BIF, are listed below:

	1 Year	5 Years	10 Years
Return Before Taxes	16.23%	9.18%	8.63%
Return After Taxes on Distributions	14.07%	6.26%	5.43%
Return After Taxes on Distributions and Sale of Shares	11.25%	5.01%	4.34%

The one year performance is for the period January 1, 2003 to December 31, 2003. The five year period runs from January 1, 1999 to December 31, 2003 and the ten year period runs for January 1, 1994 to December 31, 2003.

BIF calculates its average annual total returns before and after taxes using the same methods as BF. BIF also calculates annual total returns. Listed below are BIF's total returns for each calendar year from 1994 through 2003:

January 1, 1994 to December 31, 1994	-1.10%
January 1, 1995 to December 31, 1995	20.90%
January 1, 1996 to December 31, 1996	13.99%
January 1, 1997 to December 31, 1997	13.36%
January 1, 1998 to December 31, 1998	-4.57%
January 1, 1999 to December 31, 1999	0.83%
January 1, 2000 to December 31, 2000	6.05%
January 1, 2001 to December 31, 2001	14.12%
January 1, 2002 to December 31, 2002	9.38%
January 1, 2003 to December 31, 2003	16.23%

BIF calculates total return for a calendar year using the same method used by BF. All average annual total returns and the total returns for calendar years are based on historical performance and are not intended as an indication of future performance. BIF also calculates its yield. BIF's yield for the month ended December 31, 2003 was 4.67%.

The yield was determined based upon the net investment income per share for the period December 1 to December 31, 2003. Expenses accrued for the period were subtracted from the interest and dividends accrued and the remainder was divided by the daily average number of shares multiplied by the maximum offering price per share. The number then obtained was annualized.

BERWYN CORNERSTONE FUND SERIES

The average annual total returns of Berwyn Cornerstone Fund Series of the Trust (BCF) for the one year and the twenty month period ended December 31, 2003, as well as the average annual total returns for the same periods after taxes on distributions and after taxes on distributions and sale of shares of BCF, and listed below:

	1 Year	Life of Fund[1]
Return Before Taxes	17.09%	9.20%
Return After Taxes on Distributions	17.09%	9.20%
Return After Taxes on Distributions and Sale of Shares	13.67%	7.36%

The one year performance is for the period January 1, 2003 to December 31, 2003. The twenty month period May 1, 2002 to December 31, 2003 cover the life of BCF. BCF became effective on May 1, 2002. BCF calculates its average annual total returns before and after taxes using the same methods as BF.

1 5/1/02 to 12/31/03

GENERAL INFORMATION

The Trust is a business trust formed under the laws of the State of Delaware on February 4, 1999. The Trust has three portfolio series, Berwyn Fund Series, Berwyn Income Fund Series and Berwyn Cornerstone Series.

Berwyn Fund Series (BF) is the successor to The Berwyn Fund, Inc. (TBF), a corporation organized under the laws of the Commonwealth of Pennsylvania in February, 1983, which was a no-load, non-diversified, open-end management investment company. In a reorganization approved by vote of the shareholders of TBF, and accomplished on April 30, 1999, all the assets and liabilities of TBF were transferred to BF and the shareholders of TBF became the shareholders of BF. Thereafter BF has carried on the business of TBF.

Berwyn Income Fund Series (BIF) is the successor to Berwyn Income Fund, Inc.,(BIFI), a corporation organized under the laws of the Commonwealth of Pennsylvania on December 26, 1986, which was a no-load, diversified, open-end management investment company. In a reorganization approved by vote of the shareholder of BIF and accomplished on April 30, 1999, all the assets and liabilities of BIFI were transferred to BIF and the shareholders of BIFI became shareholders of BIF. Thereafter BIF has carried on the business of BIFI.

Berwyn Cornerstone Fund Series was established by Trust's Board of Trustees on February 5, 2002.

Each Series has authorized an unlimited number of shares of beneficial interest, without par value per share. Each share has equal voting, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of any Series. All shares issued are fully paid and non-assessable. Shares of a Series do not have cumulative voting rights.

Custodian and Transfer Agent

PFPC, Inc., is the custodian, dividend-paying agent and transfer agent of the Trust. The custodian holds all securities and cash owned by the Trust and collects all dividends and interest due on the securities. The transfer agent processes shareholder transactions and maintains the records of shareholder accounts.

Independent Accountant

Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102 was the independent accountant for the Trust for fiscal year 2003.

The independent accountants perform an annual audit of the financial statements of the Trust.

Litigation

The Trust is not involved in any litigation or other legal proceedings.

Pepper Hamilton LLP, 3000 Two Logan Square, Philadelphia, Pennsylvania 19103 is legal counsel to the Trust.

DISTRIBUTION AND TAXES

Distributions of Net Investment Income

A Series of the Trust receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of one of the Series, constitutes that Series' net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Series pays are taxable to you as ordinary income.

Distributions of Capital Gains

A Series of the Trust may derive capital gains and losses on the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Series. Any net capital gains realized by a Series generally are distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on a Series.

Information on the Amount and Tax Character of Distributions

The Series will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your shares for a full year, the Trust may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Trust. Distributions declared in December but paid in January are taxable to you as if paid in December.

Election to Be Taxed as a Regulated Investment Company

Each Series of the Trust is treated as a separate entity for federal income tax purposes. Each Series has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). All Series have qualified as regulated investment companies for their most recent fiscal year, and all Series intend to continue to qualify during the current fiscal year. As regulated investment companies, the Series generally pay no federal income taxes on the income and gains distributed to you. The board reserves the right not to maintain the qualification of a Series as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Series will be subject to federal, and possibly state corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary income dividends to the extent of a Series' earnings and profits.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Code requires each Series of the Trust to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98% of its capital gains net income earned during the calendar year; and
  100% of any undistributed amounts from the prior year. Each Series intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemptions (including redemptions in kind) and exchanges of shares in a Series are taxable transactions for federal and state income tax purposes. If you redeem shares in a Series, or exchange them for shares of another Series in the Trust, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss is long-term or short-term, generally depending on how long you have owned your shares.

Redemptions at a Loss Within Six Months of Purchase

Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Series on those shares.

Wash Sales

All or a portion of any loss that you realize on the redemption of your shares in a Series is disallowed to the extent that you buy other shares in the same Series (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. Government Securities

The income earned on certain U.S. Treasury securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on a Series investment in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

REPORTS

From time to time the performance of a Series of the Trust may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a Series may also be compared in publication to averages, performance ranking, or other information prepared by recognized mutual fund statistical services. Further, the management of the Trust may compare the performance of Berwyn Fund Series and Berwyn Cornerstone Fund Series with the performance of stock market indices such as the Dow Jones Industrial Average, the S & P 500 Index, the S & P 400 Index and the Russell 2000 Index. The performance of Berwyn Income Fund Series may be compared to performance of the Salomon Broad Investment Grade Index, the Salomon Broad High Yield Index and Lipper Income Fund Index.

FINANCIAL STATEMENTS

The audited financial statements of BF, BIF and BCF for the year ended December 31, 2003 and the report thereon of Briggs, Bunting & Dougherty, LLP, independent accountants, included in the 2003 Annual Report of BF, BIF and BCF are incorporated by reference in this SAI An investor may obtain a copy of the Annual Report without charge by writing to the Trust at the address on the cover of this SAI or calling (800) 992-6757.

APPENDIX A

STANDARD & POOR'S BOND RATINGS

Standard & Poor's Ratings Group gives ratings to bonds that range from AAA to D. Definitions of these ratings are set forth below. The Series may invest in bonds with any of these ratings.

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC

Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C The rating C is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

APPENDIX B

MOODY'S BOND RATINGS

Moody's Investor's Service, Inc. gives ratings to bonds that range from Aaa to D. Definitions of these ratings are set forth below. The Series may invest in bonds with any of these ratings.

Aaa These bonds are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large, exceptionally stable, margin and principal is secure.

Aa These bonds are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A These bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa These bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba These bonds are judged to have speculative elements; their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class.

B These bonds are also judged to have speculative elements. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa These are bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca These bonds represent obligations which are highly speculative. Such issues are often in default or have other market shortcomings.

C These are the lowest rated class of bonds. They can be regarded as having extremely poor prospects of ever attaining any real investment standing.

THE BERWYN FUNDS (18/20)

PART C

OTHER INFORMATION

ITEM 23. EXHIBITS.

(a) Articles of Incorporation [or corresponding instruments.]

(1) Registrant's Agreement and Declaration of Trust dated February 4, 1999.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 14/16 to Registrant's Registration Statement on Form N-1A.

File Nos. 33-14604 and 811-04963.

Filing Date: February 12, 1999.

(2) Registrant's Certificate of Trust dated February 4, 1999.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 14/16 to Registrant's Registration Statement on Form N-1A.

File Nos. 33-14604 and 811-04963.

Filing Date: February 12, 1999.
  By-Laws.

Registrant's By-Laws dated February 4, 1999

Incorporated herein by reference to:

Filing: Post Effective Amendment

No. 16/18 to Registrant's Registration Statement on Form N-1A

File Nos. 33-14604 and 811-04963

Filing Date: April 28, 2000

(c) Instrument Defining Rights of Security Holders.

Not Applicable.

(d) Investment Advisory Contracts.

    Investment Advisory Services Agreement between Registrant and the Killen Group, Inc. on behalf of the Berwyn Fund dated April 28, 1999.

    Incorporated herein by reference to:

    Filing: Post-Effective Amendment No 16/18 to Registrant's Registration Statement on Form N-1A.

    File Nos. 33-14604 and 811-04963

    Investment Advisory Services Agreement between Registrant and The Killen Group, Inc. on behalf of the Berwyn Income Fund dated April 28, 1999.

Incorporated herein by reference to:

Filing: Post Effective Amendment No. 16/18 to Registrant's Registration Statement on Form N-1A.

File Nos. 33-14604 and 811-04963

Filing Date: April 28, 2000.

(3) Investment Advisory Services Agreement between Registrant and The Killen Group, Inc., on behalf of Berwyn Cornerstone Fund Series dated February 5, 2002

Incorporated herein by reference to:

Filing: Post-Effective Amendment 19/21 to Registrants Registration Statement

on N-1A

File Nos.: 33-14604- and 811-04963

Filing Date: 2/28/02

(e) Underwriting Contracts.

Selling Agreement between Registrant and Berwyn Financial Services, Inc.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 14/16 to Registrant's Registration Statement on Form N-1A.

File Nos. 33-14604 and 811-04963.

Filing Date: February 12, 1999.

(f) Bonus or Profit Sharing Contracts.

Not Applicable.

(g) Custodian Agreements.

Custodian Servicing Agreement between Registrant and PFPC Trust Co.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 15/17 to Registrant's Registration Statement on Form N-1A.

File Nos. 33-14604 and 811-04963.

Filing Date: April 27, 1999.

(h) Other Material Contracts.

Transfer Agency Agreement between Registrant and PFPC, Inc.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 15/17 to Registrant's Registration Statement on Form N-1A.

File Nos. 33-14604 and 811-04963.

Filing Date: April 27, 1999.

  Legal Opinion.

Opinion and Consent of Counsel as to the legality of the securities issued by the Registrant dated February 5, 2002.

(j) Other Opinions.

Consent of Briggs, Bunting & Dougherty, LLP.

Electronically Filed via EDGAR EXHIBIT EX-99.j

(k) Omitted Financial Statements.

Not Applicable.

(l) Initial Capital Agreements.

Not Applicable.

(m) Rule 12b-1 Plan.

Not Applicable.

(n) Rule 18f-3 Plan.

Not Applicable.

(o) Powers-of-Attorney.

(1) Power-of-Attorney dated February 4, 1999, appointing Edward A. Killen, II and Kevin M. Ryan, Esquire as attorney-in-fact for the Registrant.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 14/16 to Registrant's Registration Statement on Form N-1A.

File Nos. 33-14604 and 811-04963.

Filing Date: February 12, 1999.

(2) Power-of-Attorney dated February 4, 1999, appointing Robert E. Killen and Kevin M. Ryan, Esquire as attorney-in-fact for the Registrant.

Incorporated herein by reference to:

Filing: Post-Effective Amendment No. 14/16 to Registrant's Registration Statement on Form N-1A.

File Nos. 33-14604 and 811-04963.

Filing Date: February 12, 1999.

(p) Codes of Ethics.

    Code of Ethics of Registrant, Adviser and Underwriter

Incorporated herein by reference to:

Filing: Post-Effective Amendment to Registrants Registration Statement on Form N-1A.

File Nos: 33-14604 and 811-04963

Filing Date: 2/28/02

Item 24. Persons Controlled by or Under Common Control with the Fund.

The Fund is not under common control with any person and does not control directly or indirectly any person.

Item 25. Indemnification.

Article VII, Section 2 of the Registrant's Agreement and Declaration of Trust incorporated herein by reference, which provides for indemnification, as set forth below, with respect to Officers and Trustees of the Trust:

(a) To the fullest extent that limitations on the liability of Trustees and officers are permitted by the DBTA, the Officers and Trustees shall not be responsible or liable in any event for any act or omission of any agent, employee, Investment Adviser or Principal Underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer's or Trustee's performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a Person serves as a Trustee or officer of the Trust whether or not such Person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

(b) Every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person's capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of this Section 2 of this Article VII.

Registrant's By-Laws, filed herewith, provide the following under Article VI:

Section 2. ACTIONS OTHER THAN BY TRUST. The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner that such person reasonably believed to be in the best interests of the Trust and in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith or in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

Section 3. ACTIONS BY TRUST. The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of the Trust to procure a judgment in its favor by reason of the fact that the person is or was an agent of the Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with the Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(a) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to the Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

(b) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

(c) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of the Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board, including a majority who are Disinterested Trustees and not parties to such proceeding, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(a) A majority vote of a quorum consisting of trustees who are not parties to the proceeding and are Disinterested Trustees; or

(b) A written opinion by an independent legal counsel.

Section 7. ADVANCEMENT OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by the Trust before the final disposition of the proceeding on receipt of an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article, provided the agent provides a security for his undertaking, or a majority of a quorum of the Disinterested Trustees who are not parties to such proceeding, or an independent legal counsel in a written opinion, determine that based on a review of readily available facts, there is reason to believe that said agent ultimately will be found entitled to indemnification.

Item 26. Business and Other Connections of the Investment Adviser.

Robert E. Killen, President and a Trustee of the Fund, is Chairman and Chief Executive Officer of The Killen Group, Inc., the investment adviser (the "Adviser") to each series of shares of Registrant. He is a Director, Officer and Shareholder of Berwyn Financial Services Corp. ("BFS"), a registered broker-dealer and a distributor of the Registrant's shares.

Edward A. Killen, II is Executive Vice President, Secretary and a Director of the Adviser. He is also a Director, Officer and Shareholder of BFS.

For information as to any other business, profession, vocation or employment of a substantial nature in which each Director or officer of the Adviser is or has been engaged for his own account or in the capacity of Director, officer, employee, partner or trustee within the last two fiscal years of the Registrant, reference is made to the Adviser's Form ADV (File #801-18770) currently on file with the U.S. Securities and Exchange Commission as required by the Investment Advisers Act of 1940, as amended.

Item 27. Principal Underwriters.

(a) Not applicable.

(b) Not applicable.

Item 28. Location of Accounts and Records

Accounts, books and other documents that are required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the regulations thereunder are maintained as follows:

1) Journals detailing the purchase and sale of securities, the receipt and delivery of securities, receipt and disbursement of cash and all other debits and credits will be in the physical possession of Kevin M. Ryan at 1189 Lancaster Avenue, Berwyn, PA 19312.

2) Ledgers reflecting all asset, liability, reserve, capital, income and expense accounts as well as ledgers containing the information required for each portfolio security, for each broker-dealer, bank or other person through whom transactions in portfolio securities are effected and for each shareholder of record in the investment company will be maintained in the physical possession of Kevin M. Ryan, 1189 Lancaster Avenue, Berwyn, PA 19312.

3) The Agreement and Declaration of Trust, the By-Laws, the minutes of shareholders and Trustees' meetings will be maintained under the control of Kevin M. Ryan, 1189 Lancaster Avenue, Berwyn, PA 19312.

4) A record of all brokerage orders and a record of all portfolio purchases and sales will be maintained under the control of Kevin M. Ryan, 1189 Lancaster Avenue, Berwyn, PA 19312.

5) Monthly trial balances for all ledger accounts, a quarterly record of broker commissions, a record identifying persons authorizing the purchase or sale of portfolio securities and files of all advisory material received from the Adviser will be under the control of Kevin M. Ryan, 1189 Lancaster Avenue, Berwyn, PA 19312.
    Records required to be maintained by the Adviser will be under the control of Robert E. Killen, 1189 Lancaster Avenue, Berwyn, PA 19312.

Item 29. Management Services.

None.

Item 30. Undertakings.

The Fund has placed information required by Item 5 of the Form N-1A in the latest annual report to shareholders and undertakes to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Berwyn and the Commonwealth of Pennsylvania on the 27th day of February, 2004.

THE BERWYN FUNDS

By: /S/ ROBERT E. KILLEN___________

Robert E. Killen, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.
Signature	Title	Date

/S/ ROBERT E. KILLEN_ ROBERT E. KILLEN	President and Trustee	February 27, 2004

/S/ KEVIN M. RYAN___ KEVIN M. RYAN	Treasurer (Chief Financial Officer)	February 27, 2004

/S/ DENIS P. CONLON_ DENIS P. CONLON	Trustee	February 27, 2004

/S/ DEBORAH D. DORSI_ DEBORAH D. DORSI	Trustee	February 27, 2004